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AMERICANWEST
BANCORPORATION

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	1:30 p.m. on Wednesday, April 30, 2008

PLACE	AmericanWest Bancorporation Support Center 110 South Ferrall Street Spokane, WA 99202

ITEMS OF BUSINESS	1. Election of eight directors to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified.

2. Approval of amendments to the AmericanWest Bancorporation 2006 Equity Incentive Plan.

3. Approval of an amendment to AmericanWest Bancorporation’s Amended and Restated Articles of Incorporation to authorize the issuance of up to 5,000,000 shares of preferred stock.

4. Ratification of the appointment of Moss Adams LLP as AmericanWest Bancorporations’s independent auditors for the year ended December 31, 2008.

5. Take action on any other business that may properly be considered at the Meeting or any adjournments or postponements thereof.

RECORD DATE	You may vote at the Meeting if you were a shareholder of record at the close of business on March 7, 2008.

VOTING BY PROXY	If you cannot attend the Meeting, you may vote your shares by completing and promptly returning the enclosed proxy card in the envelope provided, or by following the instructions for voting by telephone or on the Internet.

ANNUAL REPORT	AmericanWest Bancorporation’s 2007 Annual Report on Form 10-K, which is not part of the proxy soliciting material, is enclosed.

By Order of the Board of Directors,

R. Blair Reynolds,
EVP/General Counsel Secretary

This Notice of Meeting, Proxy Statement and accompanying proxy card are being distributed on or about [•].

41 West Riverside Avenue
Suite 400
Spokane, Washington 99201

PROXY STATEMENT
Annual Meeting of Shareholders
April 30, 2008

We are providing these proxy materials in connection with the solicitation by the Board of Directors of AmericanWest Bancorporation (“Company”) of proxies to be voted at the Company’s Annual Meeting of Shareholders (“Meeting”) to be held on April 30, 2008, and at any adjournments or postponements of the Meeting.

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

Who may vote at the Meeting?

The Board of Directors of the Company (“Board”) has set March 7, 2008 as the record date for the Meeting. If you were the owner of Company common stock at the close of business on the record date, you may vote at the Meeting. On each matter to be voted on, you are entitled to one vote for each share of Company common stock you held on the record date, including shares:

•	Held of record, whether in certified or uncertified form;

•	Held for you in an account with a broker, bank or other nominee (shares held in “street name”);

•	Credited to your account in the Company’s 401(k) Retirement Savings Plan (“401(k) Plan”).

How many shares must be present to hold the Meeting?

A majority of the Company’s shares of outstanding common stock as of the record date must be present at the Meeting in order to hold the Meeting and conduct business. On the record date, there were approximately [ • ] shares of Company common stock outstanding. As of the record date the directors and executive officers held [ • ] shares entitled to vote at the Meeting. Shares are counted as present at the Meeting if the owner of the shares:

•	is present and votes in person at the Meeting; or

•	has properly submitted a proxy card.

Shareholders of record who are present at the Meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the Meeting, are considered shareholders who are present and entitled to vote, and will count toward the quorum. Broker non-votes will also be counted towards the quorum.

What proposals will be voted on at the Meeting?

There are four agenda items scheduled to be voted on at the Meeting:

1. Election of eight directors to hold office until the next annual meeting of shareholders.

2. Approval of the amendments to the Company’s 2006 Equity Incentive Plan.

3. Approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to authorize the issuance of up to 5,000,000 shares of preferred stock.

4. Ratification of the appointment of Moss Adams LLP as registered independent certified public accountants to audit AmericanWest’s financial statements for the year ended December 31, 2008.

How many votes are required to approve the proposals?

If a quorum exists at the Meeting, each proposal will be approved as follows:

Proposal 1:  The eight nominees receiving the largest number of votes cast by the shares entitled to vote in the election will be elected as directors. Consequently, abstentions and broker non-votes will have no impact on whether or not the nominees will be elected to the Board.

Proposal 2:  The number of votes cast in favor of the proposal exceeds the number of votes cast against it.

Proposal 3:  A majority of the shares outstanding as of the record date are cast in favor of the proposed amendment.

Proposal 4:  The number of votes cast in favor of the proposal exceeds the number of votes cast against it.

How are votes counted?

You may either vote “FOR” or to “WITHHOLD” authority to vote for each nominee for the Board of Directors (Proposal 1). You may either vote “FOR”, “AGAINST” or “ABSTAIN” on the proposal to approve the amendments to the Company’s 2006 Equity Incentive Plan (Proposal 2). You may either vote “FOR”, “AGAINST” or “ABSTAIN” on the proposal to approve the amendments to the Company’s Amended and Restated Articles of Incorporation to authorize the issuance of up to 5,000,000 shares of preferred stock (Proposal 3). You may either vote “FOR”, “AGAINST” or “ABSTAIN” on the proposal to ratify the appointment of Moss Adams LLP as independent auditors for the year ended December 31, 2008 (Proposal 4). If you just sign and submit your proxy card without voting instructions, your shares will be voted “FOR” each director nominee, “FOR” Proposal 2, “FOR” Proposal 3 and “FOR” Proposal 4.

If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote. In this situation, a “broker non-vote” occurs. Except with respect to Proposal 3, shares that constitute broker non-votes are not considered as entitled to vote on the proposals in question, thus effectively reducing the number of shares needed to approve the proposal.

How does the Board recommend that I vote?

The Board recommends that you vote your shares “FOR” each of the director nominees (Proposal 1), “FOR” the approval of the amendments to the Company’s 2006 Equity Incentive Plan (Proposal 2), “FOR” approval of the amendments to the Company’s Amended and Restated Articles of Incorporation to authorize the issuance of up to 5,000,000 shares of preferred stock (Proposal 3), and “FOR” the ratification of the appointment of Moss Adams LLP as independent auditors for the year ended December 31, 2008 (Proposal 4).

How do I vote my shares without attending the Meeting?

Without attending the Meeting, you may vote:

•	By Mail — You may vote by Mail by properly marking your selections on the proxy card, signing and dating your proxy card and mailing it in the enclosed postage-paid envelope. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate both your name and title or capacity. Votes by mail must be received prior to the Meeting.

•	By Internet — You may vote by Internet by logging on to http://www.illinoisstocktransfer.com, clicking on the heading “Internet Voting” and following the instructions on the screen. When prompted for your Voter Control Number, enter the number printed just above your name on the front of the proxy card. Please note that all votes cast by Internet must be completed and submitted prior to Monday, April 28, 2008 at 11:59 p.m. Central Time. Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned your proxy card.

•	By Telephone — You may vote by Telephone by calling Toll Free 1-800-555-8140 and following the instructions. When asked for your Voter Control Number, enter the number printed just above your name on the front of the proxy card. Please note that all votes cast by telephone must be completed and submitted prior to Monday, April 28, 2008 at 11:59 p.m. Central Time. Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned your proxy card.

For shares held in street name, you should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee, or, in most cases, submit voting instructions by telephone or the Internet. If you timely provide specific voting instructions by mail, telephone or the Internet, your shares will be voted by your broker or nominee as you have directed.

How do I vote my shares in person at the Meeting?

If you are a shareholder of record, to vote your shares at the Meeting you should bring the enclosed proxy card or proof of identification. You may vote shares held in street name at the Meeting only if you obtain a signed proxy card from the record holder (broker or other nominee) giving you the right to vote the shares.

Even if you plan to attend the Meeting, we encourage you to vote by mail, telephone or internet so your vote will be counted if you later decide not to attend the Meeting.

What does it mean if I receive more than one proxy card?

It means you hold shares registered in more than one account. To ensure that all your shares are voted, sign and return each proxy card or vote by phone or on the internet for each proxy card received.

May I change my vote?

Yes. If you have voted by mail (and have not voted through your broker), you may change your vote and revoke your proxy card by:

•	Sending a written statement to that effect to the Secretary of the Company, which must be received prior to the Meeting; or

•	Submitting a properly signed proxy card; or

•	Voting in person at the Meeting. (Note: simply attending the Meeting will not, of itself, revoke a proxy.)

PROPOSAL 1 — ELECTION OF DIRECTORS

Directors and Nominees

The Company’s Articles of Incorporation, as amended (“Articles”), allow the Board of Directors to set the number of directors on the Board within a range of 5 to 25. The Articles also allow the Board to fill vacancies created on the Board. Effective with the retirement of Dr. Call at the annual meeting, the Board by resolution has set the number of directors to serve on the Board of Directors at eight directors. Directors are elected for terms of one year or until their successors are elected and qualified.

At the Meeting, eight directors are to be elected, each to serve until the next annual meeting of shareholders or until his or her successor is elected and qualified.

The Board of Directors has nominated eight of the current directors: Douglas K. Anderson, J. Frank Armijo, Kay C. Carnes, Robert M. Daugherty, Craig D. Eerkes, H. Don Norton, Donald H. Swartz and P. Mike Taylor to serve as directors. All directors, with the exception of Robert M. Daugherty and H. Don Norton, are independent as defined in the National Association of Securities Dealers (“NASD”) rules. None of the independent directors is a party to any transaction or has a relationship or arrangement with the Company that is not disclosed under “Related Party Transactions and Business Relationships” below. The Company’s Articles do not provide for cumulative voting. It is the intent of the Company to have all directors attend the Company’s Annual Meeting, but the Company does not have a formal policy regarding attendance. All directors attended last year’s Annual Meeting, except Mr. Anderson who was not a director at the time.

Dr. Ivan T. Call is not seeking reelection pursuant to the mandatory retirement provision of the Company’s Bylaws.

The following is a description of the business experience for at least the past five years for each of the existing directors and director nominees:

DOUGLAS K. ANDERSON	Director since 2007

Douglas K. Anderson, age 45, is the President and CEO of Pacific Group US, Inc., a real-estate development entity specializing in resort development, office and industrial parks development, leasing and management. His current and past business experience includes general contracting and development in military housing on installations through the U.S., as well as big box retail, golf and ski resort construction and development throughout the western U.S. and Canada. He was a director for five years of First Utah Bank and First Utah Bancorporation based in Salt Lake City before being appointed to the Board of the Company effective October 2007.

J. FRANK ARMIJO	Director since 2006

J. Frank Armijo, age 45, is the Program Director and General Manager of West Coast Programs for Lockheed Martin Information Technology. Mr. Armijo served on the Columbia Trust Bancorp and Columbia Trust Bank boards of directors from October 2003 until March 2006, the effective date of the merger between the Company and Columbia Trust Bancorp. Upon completion of the merger, Mr. Armijo was appointed to the Board of the Company as of such effective date.

KAY C. CARNES	Director since 2006

Kay Carnes, age 69, is an Accounting Professor and Director of Graduate Business Programs at Gonzaga University. She is a Certified Public Accountant and Certified Internal Auditor. She is past chair of the Washington State Board of Accountancy and currently serves on the International Qualifications Appraisals Board which negotiates international accounting reciprocity under WTO and NAFTA agreements.

ROBERT M. DAUGHERTY	Director since 2004

Robert M. Daugherty, age 54, is the President and Chief Executive Officer of AmericanWest Bancorporation and its subsidiary, AmericanWest Bank. Mr. Daugherty previously held the position of President and Chief Executive Officer of Humboldt Bancorp of California. Prior to Humboldt, Mr. Daugherty held the position of President, Chief Executive Officer and Chairman of the Board of Draper Bank & Trust of Utah. Previously, he held executive positions in both the Zions Bank and US Bank. He has served as a board member for the Western Independent Bankers Association, the Western Independent Bankers Service Corporation, Pacific Coast Bankers Bank and the Washington Bankers Association.

CRAIG D. EERKES	Director since 2003

Craig D. Eerkes, age 56, is President and CEO of Sun Pacific Energy, which sells retail and wholesale petroleum products, gourmet coffee and retail golf equipment from facilities located in the state of Washington. He also currently serves as the president of Pecten Funding in Houston, Texas, as chairman of the Petroleum Marketers Association in Alexandria, Virginia, and as a director of Western Mutual Insurance Co. in Salt Lake City, Utah.

H. DON NORTON	Director since 2007

H. Don Norton, age 62, is the Regional Director for AmericanWest’s Far West Bank division in Utah. Mr. Norton served as a director and President and Chief Executive Officer of Far West Bank and Far West Bancorporation prior to the completion of the merger between the Company and Far West Bancorporation in 2007. Upon completion of the merger, Mr. Norton was appointed to the Board of Directors of the Company.

DONALD H. SWARTZ	Director since 1998

Donald H. Swartz, age 62, is the President of J & M Electric, Inc., which performs electrical construction and maintenance services for industrial and commercial facilities. Mr. Swartz was a founder of Grant National Bank of Ephrata, Washington in 1989 and served as a director and as Chair of its board of directors until its acquisition by AmericanWest Bancorporation in 1998.

P. MIKE TAYLOR	Director since 2001

P. Mike Taylor, age 64, a licensed civil engineer, is founder and President of Taylor Engineering, Inc., Spokane, Washington. He is Vice Chair and serves on the Executive Committee for Empire Health Services, a two-hospital, tertiary care medical system.

All of the above nominees have indicated a willingness to serve if elected. However, if any nominee becomes unable to serve before the election, the shares represented by proxies may be voted for a substitute designated by the Board, unless a contrary instruction is indicated on the proxy card.

IVAN T. CALL	Director since 2007

Dr. Ivan T. Call, age 73, is Professor Emeritus in the Marriott School of Management at Brigham Young University where he taught Financial Management for 37 years before retiring in 2000. He served on the boards of directors of Far West Bank and Far West Bancorporation prior to the completion of the merger between the Company and Far West Bancorporation in 2007, and as chairman of both boards from March 1997 to the effective date of the merger. Upon completion of the merger, Dr. Call was appointed to the Board of Directors of the Company. He also serves on the investment committee of Deseret Mutual Benefit Association.

Dr. Call has not been renominated due to his attaining the age of mandatory retirement for directors as set forth in the Company’s Bylaws.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES.

PROPOSAL 2 — APPROVE AMENDMENTS TO THE COMPANY’S 2006 EQUITY INCENTIVE PLAN

In April 2006, the Company’s shareholders approved the AmericanWest Bancorporation 2006 Equity Incentive Plan (“Plan”), which superseded the Company’s 2001 Incentive Stock Option Plan (“2001 Plan”) with respect to any issuance of incentive stock options, nonqualified stock options, restricted stock awards and unrestricted stock awards to key employees, officers and directors made on and after the Plan’s effective date (March 17, 2006, which was the date of adoption by the Board of Directors subject to approval of the shareholders within twelve (12) months of such adoption). The following are the principal substantive amendments to the Plan which are being recommended by the Board of Directors to the shareholders for approval:

1. Section 4.1 of the Plan is proposed to be amended to increase the total number of shares authorized for issuance under all Awards pursuant to the Plan to 564,666 shares (plus any shares under the 2001 Plan as to which options or other benefits granted and outstanding as of March 17, 2006 may lapse, expire, terminate or be canceled), which is an increase of 250,000 shares over the current authorization. The amendment sets a limit of not more than 200,000 shares which may be available for grant in the form of restricted stock awards or unrestricted stock awards on and after the adoption of this amendment.

Reasons for the Proposed Amendment

At the time of the adoption of the Plan in 2006, the Company did not seek to increase the aggregate number of shares that were previously approved under the 2001 Plan. The Board of Directors now believes that the total number of shares authorized for use by the Plan is inadequate for the future needs of the Company in attracting and retaining officers, employees and directors and tying their individual financial incentive to the interests of the shareholders. However, the Board recognizes that restricted stock awards and unrestricted stock awards are more costly to the Company than the award of options and therefore is simultaneously proposing a limit on such awards, which limit cannot be raised without further shareholder approval.

2. Section 4.3 of the Plan is proposed to be amended to increase, solely in connection with the hiring of or commencement of services from a participant, the maximum number of shares that may be granted in any one year to a single participant from 100,000 to 200,000. These limits, as under the existing Plan, will not affect adjustments made by reason of a stock split (including a reverse stock split), stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company’s outstanding common stock as a class without the Company receiving consideration.

Reasons for the Proposed Amendment

The Board of Directors believes that a limit of 100,000 shares may not be sufficient for purposes of attracting and retaining a new Chief Executive Officer if that becomes necessary, and thus proposes to increase this limit to 200,000 shares. The increased limit will not be applicable to the retention of any present officer or employee of the Company.

3. Section 6.28 of the Plan is proposed to be amended to authorize the Administrator of the Plan to suspend a participant’s right to exercise any option or the vesting of any restricted stock award previously granted upon a reasonable belief that the participant has committed an act of misconduct, pending a final determination by the Board. The list of examples of misconduct for which such action may be taken includes the following:

a. Embezzlement, fraud, dishonesty or breach of fiduciary duty to the Company or a subsidiary;

b. Deliberate disregarded of the rules of the Company or a subsidiary which resulted in loss, damage or injury to the Company or a subsidiary;

c. Unauthorized disclosure of or misuse of any trade secret or confidential information of the Company or a subsidiary;

d. Inducing any client or customer of the Company or a subsidiary to break any contract with the Company or a subsidiary; diverting or attempting to divert from the Company or a subsidiary business of any kind (including, without limitation, interference with any business relationship with suppliers, customers, licensees, licensors or contractors); or inducing any principal for whom the Company or a subsidiary acts as agent to terminate such agency relationship;

e. Engaging in any substantial conduct which constitutes unfair competition with the Company or a subsidiary or engaging in any commercial activity in competition with any part of the business of the Company or a subsidiary;

f. Making, or causing or attempting to cause any other person to make, any statement, written or oral, or conveying any information about the Company or a subsidiary, which is disparaging or which in any way reflects negatively upon the Company or a subsidiary;

g. Engaging in any other activity that is inimical, contrary or harmful to the interests of the Company or a subsidiary, including influencing or advising any person who is employed by or in the service of the Company or a subsidiary to leave such employment or service to compete with the Company or a subsidiary or to enter into the employment or service of any actual or prospective competitor of the Company or a subsidiary, or to have influenced or advised any competitor of the Company or a subsidiary to employ or to otherwise engage the services of any person who is employed by the Company or in the service of the Company; or

h. Refusing or failing to provide, upon the request of the Company, a certification, in a form satisfactory to the Company, that he or she is in full compliance with the terms and conditions of the Plan.

The proposed amendments expressly provide that the above list is not exclusive and that, upon a determination by the Board that a participant committed an act of misconduct warranting cancellation of his or her right to exercise any option or the vesting of a restricted stock award previously granted to him or her, the Administrator shall cancel such right or vesting, as the case may be.

Reasons for the Proposed Amendment

The Board of Directors believes that it should have the ability to cancel unvested equity awards upon the occurrence of the above-specified acts of misconduct by a participant. The proposed amendment provides for that ability, using an expanded list of specified acts of misconduct, and for the suspension of vesting rights by the Compensation Committee, acting as Administrator of the Plan, pending a final determination of the Board concerning a cancellation.

4. Section 11.2.2 is proposed to be added to the Plan to specify a number of objective performance-based vesting criteria that may be used when issuing restricted stock awards to named executive officers in order to meet the compensation deductibility standards for such officers as set forth in Section 162(m) of the Internal Revenue Code (“Code”). Under this proposed addition, such criteria may be any of (or a combination of any of) the following, applied either as to the Company as a whole, as to any subsidiary or as to any business unit of the Company or any subsidiary, and measured on an actual or as-adjusted basis applied on a quarterly, annual or cumulative basis or relative to pre-established targets, previous period results or a designated comparison group, in each case as specified by the Committee in the Award Agreement:

•	net income;

•	net interest margin;

•	earnings per share;

•	return on average equity;

•	return on average assets;

•	market segment share;

•	stock price;

•	efficiency ratio;

•	specific credit quality measures including but not limited to net chargeoffs and nonperforming assets;

•	deposit growth; or

•	loan growth.

For each of the criteria established, a specific measurable target, schedule or threshold shall be determined, not later than 90 days after the commencement of the goal measurement period (but in no event to be after 25% of the period has lapsed), against which actual performance is to be measured for purpose of determining the amount of vesting of an Award, and may be expressed in any form as the Committee shall determine including, but not limited to:

•	percentage growth;

•	absolute growth;

•	cumulative growth;

•	performance in relation to an index;

•	performance in relation to peer company performance;

•	a designated absolute amount; or

•	per share or diluted share of common stock outstanding.

Reasons for the Proposed Amendment

The Board of Directors believes that the Company must protect its ability to deduct for tax purposes the full amount of executive compensation, regardless of the circumstances.

5. Section 20 of the Plan is proposed to be amended to change the accelerated vesting event for Awards in the event of a change of control from the “public announcement” of the change of control to its consummation.

Reasons for the Proposed Amendment

The Board of Directors believes that the Plan should incentivize key employees to remain with the Company following the announcement of a change in control to assist with the acquisition until it is consummated. In addition, there is no reason to accelerate equity awards if, for some reason, a change of control should be announced but not consummated.

6. Section 22 is proposed to be added to the Plan to prohibit either the Board of Directors or the Committee from repricing any options awarded under the Plan, or from canceling options and grant substitutes therefor with a lower exercise price, without shareholder approval.

Reasons for the Proposed Amendment

The Board of Directors proposes this addition to the Plan as a corporate governance measure, believing that the practice of repricing underwater options is inherently unfair to investors who do not have the opportunity to have the value of their shares reset unless the shareholders specifically approve the proposal.

7. Section 23 is proposed to be added to the Plan to prohibit either the Board of Directors or the Committee from extending any loan(s) in connection with the exercise or receipt of an Award under the Plan or make a loan which would result in a violation of Section 13(k) of the Exchange Act or other applicable law.

Reasons for the Proposed Amendment

The Sarbanes-Oxley Act bars public companies (other than financial institutions acting in compliance with Regulation O of the Federal Reserve Board) from making loans to their executives in order to prevent executives from using company funds for personal purposes. The Board of Directors believes the Plan should be amended to add such a prohibition to its provisions.

8. Several technical amendments are also being recommended for adoption by the Board of Directors.

The full text of the 2006 Equity Incentive Plan, as proposed to be amended, is set forth in Appendix A to this Proxy Statement. This proposal requires the approval of a majority of the shares voted at the meeting.

New Plan Benefits

Directors and executive officers of the Company, including the named executive officers, are eligible to participate in the 2006 Equity Incentive Plan, as amended. Future grants will be at the discretion of the Board of Directors or the Compensation Committee and, at present, no specific grants have been determined under the Plan as it is proposed to be amended. The benefits or amounts that will be received by or allocated to any director or executive officer are not currently determinable.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 2.

PROPOSAL 3 — APPROVE AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF UP TO 5,000,000 SHARES OF PREFERRED STOCK

Under Article VI of the AmericanWest Bancorporation Amended and Restated Articles of Incorporation, the Company is authorized to issue up to 50,000,000 shares of common stock, without any par value. The Board of Directors has recommended shareholder approval of an amendment to Article VI to additionally authorize the issuance of up to 5,000,000 shares of preferred stock.

Reasons for the Proposed Amendment

The Board of Directors believes that it is in the Company’s best interests to amend Article VI to authorize the issuance of up to 5,000,000 shares of preferred stock, as this would afford the Company greater flexibility with respect to raising additional capital.

The proposed preferred stock would not be set aside for any specific purpose, but would be subject to issuance at the discretion of the Board of Directors from time to time for any proper corporate purpose without any further action or approval by shareholders. The Board of Directors does not intend for any shares of preferred stock to be issued as a deterrent for an unwanted or hostile acquisition attempt.

The Board of Directors has no immediate intention to enter into any negotiations, agreements or understandings with respect to the proposed preferred stock but considers it advisable and in the Company’s best interests to have shares authorized and available for future requirements should the need arise. Requiring the shareholders to meet and approve each issuance of preferred stock would be both time-consuming and costly, particularly in those instances where a small number of shares may be issued. In addition, the Company may be deprived of otherwise available opportunities if it must undertake a three to four month process to obtain shareholder approval prior to issuance of preferred stock.

The Board of Directors will be authorized to determine at the time of creating each series of preferred stock the specific designations, preferences, limitations and relative rights of the series. These may include, but are not limited to, the distinctive designation and number of shares in the series; the terms of any dividend payable thereon; the terms, if any on which shares are redeemed; the terms of any applicable sinking fund; conversion rights; and the amount payable upon any liquidation, dissolution or winding up of the Company.

Furthermore, the Board of Directors believes that this will benefit the Company and its shareholders to have additional unreserved shares of preferred stock available for issuance to raise capital, including a possible convertible debt offering, to effect acquisitions and other strategic transactions that the Board of Directors believes are in the Company’s best interests and equity incentives for employees, officers and directors.

Anti-Takeover Aspects

The Board of Directors does not intend for any preferred stock to be issued for the purpose of acting as an anti-takeover device, as it believes such purpose is not in the shareholders’ best interests. Preferred stock has, however, been used by other corporations specifically as an anti-takeover defense mechanism. Examples of how preferred stock could be used to deter an hostile take-over attempt include, but are not limited to:

•	Issuing preferred stock to private investors who support a board of directors in opposing a tender offer or other hostile bid

•	Issuing preferred stock with separate voting, conversion or liquidation rights superior to common stock

•	Issuing preferred stock to dilute the voting power of an investor supportive of an unsolicited or hostile take-over.

The full text of the proposed amendment to Article VI of the Amended and Restated Articles of Incorporation, which provides authority for the issuance of up to 5,000,000 shares of preferred stock, is set forth in Appendix B to this Proxy Statement. This proposal requires the approval of the holders of a majority of the outstanding shares of common stock.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 3.

PROPOSAL 4 — RATIFICATION OF APPOINTMENT OF MOSS ADAMS LLP AS INDEPENDENT
AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2008

Shareholder approval of the selection of Moss Adams LLP as our independent auditors is not required by law, by our Bylaws or otherwise. The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work and the independent auditors. The committee will consider the results of the shareholder vote on this proposal and, in the event of a vote against ratification, will reconsider its selection of Moss Adams LLP.

However, the Audit Committee is not bound by the shareholder vote. Even if Moss Adams LLP’s appointment is ratified by the shareholders, the Committee may, in its discretion, appoint a new independent registered public accounting firm at any time if it determines that such a change would be in the best interest of the Company and its shareholders.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 4.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the shares of common stock beneficially owned as of March [ • ], 2008, by each Director and each Named Executive Officer, the Directors and Executive Officers as a group and those persons known to beneficially own more than 5% of AmericanWest Bancorporation’s common stock, which is the only class of stock with issued and outstanding shares.

For purposes of this table, in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934 (“Exchange Act”), a person is deemed to be the beneficial owner of any shares of common stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members, in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table possess voting and/or investment power.

	Direct		Indirect			Total
	Beneficial		Beneficial		Exercisable	Beneficial	Percent
Name of Beneficial Owner(1)	Ownership		Ownership		Options(2)	Ownership(3)	of Class

Douglas K. Anderson	2,000		4,200		—	6,200	0.04%
J. Frank Armijo	5,392		—		6,902	12,294	0.07%
Ivan T. Call	94,178		112,082		—	206,260	1.20%
Kay C. Carnes	1,365		—		1,500	2,865	0.02%
Robert M. Daugherty	28,853		—		114,709	143,562	0.83%
Craig D. Eerkes	27,117		—		11,722	38,839	0.23%
H. Don Norton	—		424,136	(4)	—	424,136	2.46%
Donald H. Swartz	45,411		13,403	(5)	17,400	76,214	0.44%
P. Mike Taylor	8,668		—		17,400	26,068	0.15%
R. Blair Reynolds	—		3,344	(6)	750	4,094	0.02%
Patrick J. Rusnak	—		11,500	(7)	—	11,500	0.07%
Rick E. Shamberger	—		65	(8)	9,000	9,065	0.05%
B. Nicole Sherman	—		913	(9)	—	913	0.01%

All Directors & Executive Officers as a group (13 persons)	212,984		569,643		179,383	962,010	5.55%

Principal Shareholder Dimensional Fund Advisors LP	864,759	(10)				864,759	5.03%

(1)	Diane L. Kelleher served as the Chief Financial Officer until March 2007. She is not included in the table above as she is not currently an executive officer of the Company.

(2)	Shares of common stock subject to options currently exerciseable or exercisable within 60 days after [ • ] are deemed outstanding for the purpose of computing the percentage of ownership interest of the person holding such options, but are not deemed outstanding for the purpose of computing the percentage ownership for any other person.

(3)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, based on factors including voting and investment power with respect to shares. Applicable percentage ownership is based on [ • ] aggregate shares outstanding as of [ • ], 2008.

(4)	Total includes shares held by HD & RR Norton Investments (397,047), spouse (18,839) and IRA FBO H. Don Norton (8,250).

(5)	Total includes 12,754 share held by J & M Electric Inc. and 649 shares held as custodian for Mr. Swartz’s grandchildren over which Mr. Swartz’s spouse shares voting and investment power.

(6)	Shares held for Mr. Reynolds through the Company’s 401(k) Plan.

(7)	Total includes shares held by Family Trust.

(8)	Shares held for Mr. Shamberger through the Company’s 401(k) Plan.

(9)	Shares held for Ms. Sherman through the Company’s 401(k) Plan.

(10)	Information based on Schedule 13G filing with the SEC. The address given for Dimension Fund Advisors LP is 1299 Ocean Avenue, Santa Monica, CA 90401.

Compliance With Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission (“Commission”). The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish the Company with copies of all reports filed with the Commission pursuant to Section 16(a).

Based solely upon a review of Forms 3, Forms 4 and Forms 5 and amendments thereto furnished to the Company pursuant to Rule 16(a)(3)(e) during the year ended December 31, 2007, and written representations of certain of its directors and officers that no Forms 5 were required to be filed, the Company believes that all directors, executive officers and beneficial owners of more than 10% of the common stock have filed with the Commission on a timely basis all reports required to be filed under Section 16(a) of the Exchange Act, with the sole exception of a single Form 4 for each of Messrs. Armijo, Eerkes, Livingstone, Swartz and Taylor and Ms. Carnes, which were filed 4 days late on April 2, 2007. These filings reflected the issuance of a stock option grant to each director and the delay was due to an inadvertent administrative oversight.

BOARD COMMITTEES AND MEETINGS/CODE OF ETHICS

During the year ended December 31, 2007, the Board of Directors held 12 regular meetings. The Board of Directors did not hold any Special Board meetings during 2007. The Board has an Audit and Compliance Committee (“Audit Committee”), a Compensation Committee and a Corporate Governance Committee. Each Board member attended at least 75% of the aggregate of the meetings of the Board and of the committees on which he or she served and that were held during the period for which he or she was a Board or Committee member.

The following table summarizes the membership of the Board and each of its standing committees, as well as the number of times each met during 2007.

		Audit &		Corporate
Director	Board	Compliance	Compensation	Governance

Douglas K. Anderson(1)	☑	☑
J. Frank Armijo	☑		☑	☑
Kay C. Carnes	☑	Chair
Ivan T. Call(2)	☑		☑
Robert M. Daugherty	☑
Craig D. Eerkes	Chair		☑	☑
Donald H. Livingstone(3)	☑	☑
H. Don Norton(4)	☑			☑
Donald H. Swartz	☑	☑	Chair
P. Mike Taylor	☑	☑		Chair
Total Meetings held in 2007	12	11	9	7

(1)	Mr. Anderson was appointed to the Board effective October 2007.

(2)	Mr. Call was appointed to the Board immediately upon the closing of the merger of Far West Bancorporation effective April 2007.

(3)	Mr. Livingstone resigned from the Board effective May 2007. Mr. Livingstone held the position of Audit Chair until that time.

(4)	Mr. Norton was appointed to the Board immediately upon the closing of the merger of Far West Bancorporation effective April 2007.

Audit and Compliance Committee

The Audit Committee is comprised solely of independent directors (as defined in the NASD rules) and meets at least quarterly with the Company’s management and independent auditors to, among other things, review the results of the annual audit and quarterly reviews and discuss the financial statements; recommend to the Board the independent auditors to be retained; receive and consider the auditors’ comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls; and review and oversee the Company’s compliance with applicable laws and regulations. The Audit Committee met 11 times during the past year. A copy of the Audit and Compliance Committee’s charter is available on the Company’s website: www.awbank.net.

Director Carnes is deemed by the Company to be an “audit committee financial expert.” As an Accounting Professor, Certified Public Accountant and Certified Internal Auditor, Ms. Carnes has both an understanding of generally accepted accounting principles (“GAAP”) and the ability and experience to prepare, audit, evaluate and analyze financial statements which present the breadth and level of complexity of issues that the Company reasonably expects to be raised by its financial statements.

Corporate Governance Committee

Although it is not a requirement under applicable law and regulations, the Board of Directors believes that it is good governance policy, and therefore has adopted a Board policy to provide, that the Corporate Governance Committee be comprised solely of independent directors (as defined in the NASD rules). It was felt, however, that in order to maximize Mr. Norton’s contributions, as the former chief executive officer of Far West Bancorporation, on governance issues relating to the merger of Far West Bancorporation into the Company, an exception should be made to this policy for a period of time following the merger. Therefore, notwithstanding that he did not meet the independence criteria set forth in the NASD rules, the Board appointed Mr. Norton to serve as a member of the Corporate Governance Committee from the time he joined the Board in April 2007 through December 2007. As of January 2008, Mr. Norton is no longer a member of the Corporate Governance Committee, which is again comprised solely of independent directors.

The Committee is primarily responsible for considering and making recommendations to the Board of Directors concerning the development, implementation and monitoring of the Company’s corporate governance principles, including the structure, size, functions and needs of the Board and Board committees. This includes establishing the criteria, and recruiting and screening candidates, for Board membership; recommending director nominees for Board and shareholder approval; recommending director compensation; making recommendations regarding committee assignments and functions; reviewing succession plans for the Chief Executive Officer (“CEO”) of the Company and making recommendations to the Board with respect to the selection of the CEO of the Company; and reviewing and making recommendations to the Board of Directors on the Company’s corporate governance guidelines, Code of Ethics and committee charters. The Corporate Governance Committee met seven times during 2007.

The Committee’s policy for consideration of director candidates nominated by shareholders is to apply the Company’s rules for shareholder proposals which are included in this document under “Shareholder Proposals.” The Committee’s practice is to consider a candidate’s primary attributes of personal integrity and character, judgment, knowledge and leadership in a business or related setting, business acumen and other commitments. These factors are considered in the context of the Company’s needs at that point in time. The Committee does not have a specific policy with respect to candidates recommended (but not nominated) by shareholders but would review any such recommendation using the same criteria set forth above.

Any proposed nomination or recommendation of a director candidate, and any communications to the Board of Directors, should be directed to Mr. Taylor, the Chair of the Corporate Governance Committee. A copy of the Corporate Governance Committee’s charter is available on the Company’s website: www.awbank.net.

Compensation Committee

The Compensation Committee is comprised solely of independent directors (as defined in the NASD rules) and meets at least quarterly with the Company’s management to, among other things, review compensation and award levels; discuss the individual performance of and approve compensation awards (including salary adjustments, non-equity incentive plans, equity awards and bonus amounts) for each member of executive management, including the chief executive officer; and act as Administrator of, and administer and interpret, the Company’s 2006 Equity Incentive Plan. A copy of the Compensation Committee’s charter is available on the Company’s website: www.awbank.net.

Code of Ethics

The Company has adopted a Code of Ethics that is applicable to all officers, directors and employees of the Company, including the Company’s principal executive officer, principal financial officer and principal accounting officer. The Company has also adopted a Code of Ethics for Directors and Senior Financial Officers that is applicable to the directors and all officers of the Company who are “executive officers” as such term is defined for purposes of Regulation O of the Federal Reserve Board, including the Company’s principal executive officer, principal financial officer and principal accounting officer. Both Codes of Ethics may be viewed on the Company’s website at www.awbank.net. The Company intends to post any amendments to either code of ethics, and all waivers thereof relating to any director or senior executive officer, on its website at the web address set forth above.

COMPENSATION DISCUSSION AND ANALYSIS

Terms

Throughout this proxy statement, the individuals who served as AmericanWest’s Chief Executive Officer and Chief Financial Officer during 2007, as well as the other officers included in the Summary Compensation Table on page [ • ], are referred to as the “named executive officers.” The term “Committee,” unless the context clearly indicates otherwise, refers to the Compensation Committee of the Company’s Board of Directors.

Compensation Philosophy and Objectives

We believe that the most effective executive compensation program is one which compensates executive management through a mix of base salary, cash bonus and equity compensation. We established the compensation packages for each executive officer with the following objectives:

•	To remain competitive with comparable employers in seeking out superior employees in key positions;

•	To induce talented and experienced executives to join and remain with the Company; and

•	To align management’s incentives with the long-term interests of our shareholders, with the ultimate objective of creating and improving shareholder value.

Based on the foregoing, the Committee has structured the Company’s annual cash and long-term non-cash compensation to motivate our top executives to achieve the business goals of the Company and reward them for achieving such goals and increasing shareholder value through stock price appreciation.

Role of the Committee and the Chief Executive Officer in Compensation Decisions

The Compensation Committee annually reviews with the Chief Executive Officer his performance for the prior year and goals for the next succeeding year, and establishes his compensation and award levels. The Chief Executive Officer is not present during voting and deliberations by the Committee on his compensation and award levels. The Chief Executive Officer annually reviews the performance of each member of executive management, including the named executive officers, other than himself. His conclusions and recommendations based on those reviews are presented to the Committee, which can exercise its discretion to modify his recommendations but, generally, accepts his recommendations with minor adjustments. The Chief Executive Officer’s recommendations include base salary adjustments, equity awards and target bonus amounts. The Committee determines the compensation of and awards to all executive vice presidents, including all of the named executive officers.

Decisions relating to the non-equity compensation of all other employees of the Company are made by the Chief Executive Officer and his executive team, as appropriate, through the normal budgetary process. The Chief Executive Officer presents the annual budget each year to the Board for its approval.

Targeted Overall Compensation

To assist in establishing “targeted overall compensation” — i.e., the aggregate level of compensation that the Company will pay if performance goals are fully met — we periodically review the compensation of senior management at banking institutions on the West Coast of the United States that have market capitalization and asset size comparable to ours and which generally recruit individuals to fill executive management positions who have similar skills and background to those we recruit. In 2007, this group of financial institutions included:

•	Banner Corporation

•	Cascade Bancorp

•	Cascade Financial Corporation

•	Columbia Bancorp

•	Columbia Banking System, Inc.

•	First Mutual Bancshares, Inc.

•	Frontier Financial Corporation

•	Heritage Commerce Corp.

•	Premier West Bancorp

•	TriCo Bancshares

•	Western Sierra Bancorp

•	West Coast Bancorp

•	Vineyard National Bancorp

The Committee periodically reviews the list of peer institutions and management internally develops data based on public information from proxy statements filed by these institutions with the SEC.

Overview of Executive Compensation

The overall mix of executive compensation includes base salary, non-equity incentive compensation, equity-based incentives issued under our 2006 Equity Incentive Plan, discretionary bonuses and other benefits that are generally available to all employees. In cases where a new executive officer is recruited to the Company, a relocation reimbursement package may be negotiated. The Company does not currently offer any defined pension benefits or non-qualified supplemental executive retirement plan “SERP” benefits to any named executive officers. Although all employment agreements for named executive officers provide the executive the elective option to defer compensation under a non-qualified plan, to date no officer has made such an election.

Base Salary

In the case of the Chief Executive Officer, his targeted overall compensation for the first year of his contract was established at the time of his initial recruitment and hiring in September 2004, which included a mix of base salary, first year guaranteed bonus and equity compensation. His equity compensation over the four-year term of his employment contract was also established at the time of his hire. Thereafter, the Committee has established his base salary and non-equity incentive compensation on an annual basis.

With respect to our Chief Operating Officer, we established his overall compensation when he was initially hired in September, 2006 by reviewing his immediately preceding compensation package for the same position at a similar-size financial institution and using that as a negotiation basis.

With respect to all other executive officers, including the named executive officers, we established their overall compensation through individual negotiation at the time they were initially hired. The base salary and incentive compensation of all of the named executive officers may be adjusted annually in accordance with our standard compensation practices.

Employee performance evaluations are reviewed for the purposes of determining a salary increase for all employees, including the named executive officers, on an annual basis.

Non-equity Incentive Compensation Plans

As indicated in last year’s Compensation Discussion and Analysis, the Committee believed that key objectives established for the new executive management team in 2004 were substantially completed during 2006. These objectives were principally related to satisfactory and expeditious resolution of certain regulatory compliance, credit quality and internal cultural issues. As a result, we initiated the process of developing a new performance based non-equity incentive plan in late 2006. The key objectives of this undertaking were to create a framework for providing market competitive financial incentives for executive officers aligned with the Company’s strategic plan and to provide for the majority of the incentive opportunity to be based on achievement of objective corporate and individual goals.

This effort was undertaken without the assistance of any third-party consulting firm, although we did consider peer group incentive and bonus compensation (for the companies listed on page [ • ]) from publicly available sources as the principal basis for establishing the target incentive potential for each participant.

After significant consideration, review and refinement, the Committee approved the 2007 Executive Officer Compensation Plan (“2007 Plan”) in March 2007. The 2007 Plan established the following threshold, target and maximum level of incentive compensation as a percentage of the participating officer’s base salary in effect at December 31, 2007:(1)

	Threshold	Target	Maximum

Robert M. Daugherty (PEO)	37.5%	75.0%	93.8%
Patrick J. Rusnak (PFO)	25.0%	50.0%	62.5%
R. Blair Reynolds	20.0%	40.0%	50.0%
Rick E. Shamberger	20.0%	40.0%	50.0%
B. Nicole Sherman	20.0%	40.0%	50.0%

(1)	Ms. Kelleher, who held the position of Principal Financial Officer until March 26, 2007, did not participate in the 2007 Plan.

The following table presents the actual incentive opportunities for each named executive officer based on his/her base salary in effect at December 31, 2007:

	Threshold	Target	Maximum

Robert M. Daugherty (PEO)	$157,500	$315,000	$393,960
Patrick J. Rusnak (PFO)	$57,500	$115,000	$143,750
R. Blair Reynolds	$24,806	$66,150	$82,688
Rick E. Shamberger	$33,075	$66,150	$82,688
B. Nicole Sherman	$33,075	$66,150	$82,688

The Target level of performance was defined as achievement of expected, or budgeted, results whether on a corporate or individual basis. The Threshold level of performance, which provided an incentive payout equal to 50% of the Target level, represented achievement of results below Target but still of sufficient accomplishment to merit a financial award. The Maximum level of performance provided for a payout equal to 125% of the Target level, commensurate with achievement of results significantly in excess of the expected level to a point where additional compensatory reward was warranted based on the incremental financial and other tangible benefits inured to the Company as a result. Results falling below the standards prescribed for the Threshold level for the Corporate or Individual Goals component resulted in no incentive award being earned for that particular measure.

The 2007 Plan provided for the incentive opportunity for each participant to be allocated among three categories: Corporate Goal, Individual Goals and Discretionary. The Committee considered the roles of each named executive officer, including the ability to influence overall corporate performance, and determined that the following allocations fairly weighted the influence and responsibility for each named executive officer based on his/her position:

	Corporate	Individual	Discretionary

Robert M. Daugherty (PEO)	75%	10%	15%
Patrick J. Rusnak (PFO)	60%	25%	15%
R. Blair Reynolds	35%	50%	15%
Rick E. Shamberger	35%	50%	15%
B. Nicole Sherman	35%	50%	15%

The Committee believed that Mr. Daugherty and Mr. Rusnak, in their roles as Chief Executive Officer and Chief Operating Officer, respectively, had a significantly greater ability to influence to overall financial performance of the Company than the other named executive officers. Accordingly, the portion of their potential award for the Corporate Goal was weighted significantly greater than the other named executive officers, with a corresponding reduction in the portion attributable to Individual Goals.

For example, in the case of Mr. Rusnak, the total potential award for Target level performance of $115,000 was apportioned to the Corporate Goal ($69,000), Individual Goals ($28,750) and Discretionary ($17,250). Achievement of performance above or below the prescribed Target levels would result in the individual award amounts being greater or less than these amounts, as the case may be.

The Corporate Goal for 2007 was defined as the Company’s budgeted return on average assets (“ROA”), which we believe served as the best single overall measure of financial performance for a financial institution. The Target ROA was 1.03%, with the Threshold and Maximum levels established at 97% (1.00%) and 107% (1.10%) of the target ROA, respectively. The Company’s budget was prepared by management and approved by the Company’s Board of Directors in January, 2007. We considered the budgeted ROA to be an achievable challenge given the generally expected economic and interest rate environments and in consideration of the Company’s executive leadership, business development staff, market growth prospects, risk tolerance and infrastructure. Assuming that the expected level of balance sheet growth was achieved, the ROA of 1.03% would have resulted in diluted earnings per share of $1.23, a return on average shareholders’ equity of 7.9% and a return on average tangible shareholders’ equity of 15.0%.

Since the Company’s actual ROA for 2007 of 0.45% fell below the threshold level, no incentive awards were earned for the Corporate Goal component of the 2007 Plan.

Up to four Individual Goals were established for each executive officer as part of the 2007 Plan. The Individual Goals and performance target levels were selected based upon each executive’s scope of responsibility. The overall potential Individual Goals award for each performance level was allocated to each goal based on its relative importance. For example, in the case of Mr. Rusnak, the Target level award of 25% was allocated to three goals at 10%, 10% and 5%, respectively.

Since the Company is regulated by government agencies and the results of periodic regulatory examinations can have a significant impact on the Company’s ability to execute its strategic plan, four of the five named executive officers were assigned an individual goal related to regulatory matters. The performance targets for individual goals related to regulatory matters were based on the rating results of the annual safety and soundness examination and differ among the named executive officers based on areas of primary responsibility. Generally, the threshold level would mean that the Company has no significant regulatory issues. Under existing federal regulations, such examination ratings must be treated as confidential information. Accordingly, specific information regarding these performance targets and actual results may not be disclosed in this report. Other individual goals are based on the performance of specific areas of Company operations for which the named executive is primarily responsible.

The third component of the 2007 Plan was the Discretionary award. The purpose of the Discretionary component is to recognize and reward the efforts of each named executive officer for areas that are not covered under individual goals due to the difficulty in measuring performance in a purely objective manner. This would include the subjective assessment of an individual’s leadership ability, effort and commitment to achieving corporate performance goals.

Following are the “scorecards” which present the Individual goals for each named executive officer, the actual performance results and related awards and the Discretionary award. As previously discussed, no awards were earned for Corporate Goal performance.

R. Daugherty (PEO )

	Threshold	Target	Maximum	Actual	Award

Corporate Performance	1.00%	1.03%	1.10%	0.45%	$0
Individual Goal(s)
1. Regulatory Compliance	*	*	*	Target	$31,500
Discretionary	—	—	—	Maximum	$59,094
Total Award					$90,594

*	Specific information cannot be disclosed due to federal banking regulations.

In determining Mr. Daugherty’s Discretionary award, the Committee considered a number of factors. These included the successful completion of the Far West Bancorporation merger and related integration, which was accretive to earnings per share in the first quarter of completion and the establishment of a second loan production office and new full-service financial center in Salt Lake City, Utah, (which contributed a significant portion of the Company’s 2007 loan growth). In light of these factors, the Committee determined that the Discretionary award should be made at the Maximum level.

P. Rusnak (PFO)

	Threshold	Target	Maximum	Actual	Award

Corporate Performance	1.00%	1.03%	1.10%	0.45%	$0
Individual Goal(s)
1. Regulatory Compliance	*	*	*	Target	$11,500
2. Mortgage banking net income	≥85%; <95% of budget	≥95%; <105% of budget	≥105% of budget	<85%	$0
3. Sarbanes-Oxley Compliance	No Material weakness; no more than 2 significant deficiencies; all Finance related internal audit reports Satisfactory or higher	No Material weakness; no more than 1 significant deficiencies; all Finance related internal audit reports Satisfactory or higher	No Material weakness; no significant deficiencies; all Finance related internal audit reports Satisfactory or higher	Maximum	$14,375
Discretionary	—	—	—	Max	$21,563
Total Award					$47,438

*	Specific information cannot be disclosed due to federal banking regulations.

Mr. Daugherty recommended that Mr. Rusnak’s Discretionary award be paid at the Maximum level based upon a variety of factors, including Mr. Rusnak’s role in completion of the Far West Bancorporation merger and integration, enhancement to the Company’s investor relations program and leadership in the formulation and execution of a staff reduction initiative which resulted in annualized pre-tax cost savings in excess of $2 million. In connection with the latter effort, Mr. Rusnak assumed the dual role of Chief Financial Officer and Chief Operating Officer in March 2007. The Committee considered and accepted Mr. Daugherty’s recommendation.

R. Shamberger

	Threshold	Target	Maximum	Actual	Award

Corporate Performance	1.00%	1.03%	1.10%	0.45%	$0
Individual Goal(s)
1. Regulatory Compliance	*	*	*	Maximum	$12,403
2. Average non-performing assets	0.75%	0.50%	0.35%	0.95%	$0
3. Average delinquent loans	0.45%	0.35%	0.20%	0.66%	$0
4. Net charge-offs	0.45%	0.30%	0.20%	0.93%	$0
Discretionary	—	—	—	Maximum	$11,813
Total Award					$24,216

*	Specific information cannot be disclosed due to federal banking regulations.

Mr. Daugherty recommended that Mr. Shamberger’s Discretionary award be paid at the Maximum level based upon a variety of factors, including his overall job performance and leadership in instilling a well structured credit culture throughout the organization, with specific attention to credit analysis, loan underwriting and documentation. In addition, Mr. Shamberger played a key role in integration of the Far West Bank credit administration process. The Committee considered and accepted Mr. Daugherty’s recommendation.

R. Reynolds

	Threshold	Target	Maximum	Actual	Award

Corporate Performance	1.00%	1.03%	1.10%	0.45%	$0
Individual Goal(s)
1. Regulatory Compliance	NA(1)	*	*	Target	$16,538
2. Board meeting minutes	85% completed in time for inclusion in Board Packet	90% completed in time for inclusion in Board Packet	95% completed in time for inclusion in Board Packet	100% completed in time for inclusion in Board Packet	$12,403
3. Policy review and approval	19 of 21 by 12/31/07	20 of 21 by 12/31/07	21 of 21 by 12/31/07	21 of 21	$8,269
Discretionary	—	—	—	Threshold	$4,961
Total Award					$42,171

*	Specific information cannot be disclosed due to federal banking regulations.

(1)	Mr. Reynolds needed to meet the Target level of performance to qualify for any award for this Goal.

Mr. Daugherty recommended that Mr. Reynolds’ Discretionary award be paid at the Threshold level since the amount, when combined with an earlier special bonus paid in connection with the Far West Bancorporation merger, would closely approximate the award amount for Target level performance. Mr. Daugherty based this recommendation on a variety of factors, including Mr. Reynolds’ overall job performance, and his role and effort related to the completion of the merger with Far West Bancorporation. The Committee considered and accepted Mr. Daugherty’s recommendation.

N. Sherman

	Threshold	Target	Maximum	Actual	Award

Corporate Performance	1.00%	1.03%	1.10%	0.45%	$0
Individual Goal(s)
1. Core deposit growth	≥75%;<90% of budget	≥90%;<110% of budget	≥110% of budget	98%	$19,845
2. Retail loan growth	≥90%;<95% of budget	≥95%;<110% of budget	≥110% of budget	91%	$1,654
3. Non-interest expense control	≥103% of budget; <106% of budget	≥97% of budget; <102% of budget	<97% of budget	93%	$12,403
Discretionary	—	—	—	Target	$9,923
Total Award					$43,825

Mr. Daugherty recommended that Ms. Sherman’s Discretionary award be paid at the Target level based upon a variety of factors, including her overall job performance, role and effort related to the successful integration of the Far West Bank and overall leadership of the Company’s retail banking operations. The Committee considered and accepted Mr. Daugherty’s recommendation.

Equity Compensation

All stock options and restricted shares have been granted pursuant to the Company’s 2006 Equity Incentive Plan (“2006 Plan”), which was approved by the shareholders at the Company’s 2006 Annual Meeting of Shareholders, or its predecessor, the AmericanWest Bancorporation 2001 Employee Incentive Stock Plan. All stock options and restricted shares granted are approved by the Committee. The 2006 Plan provides the Company the ability to design stock-based incentive compensation programs to:

•	Promote high performance and achievement of corporate goals by directors and key employees,

•	Encourage the growth of shareholder value,

•	Allow key employees to participate in the long-term growth and profitability of the Company, and

•	Maintain the Company’s competitiveness with its peers.

The exercise price of stock options granted under the 2006 Plan is the closing price of the Company common stock on the grant date (in cases where they are being offered to a potential employee prior to his or her hire, the date of hire is the grant date). When an option is granted the exercise price may not be less than one hundred percent (100%) of the Fair Market Value of the Company’s common stock on the date of grant.

We believe that restricted stock provides a motivating form of incentive compensation while at the same time tying the financial interests of the recipients to the interests of the shareholders. In addition, using restricted stock permits us to issue fewer shares, thereby reducing potential dilution, than otherwise would be the case if equity incentive compensation was primarily in the form of stock options. Therefore, over the past two years, we have used grants of restricted stock (“Performance Shares”) as the principal equity compensation for the named executive officers. These grants have varied in amount from 1,000 to 15,000 Performance Shares, with the actual amount in a particular case depending upon:

•	A subjective determination by the Chief Executive Officer and the Committee of what number would be required to entice the officer to enter into an employment agreement with the Company, and

•	A comparison with equity compensation granted in the prior year to officers in comparable positions with competitive peer banking organizations.

In granting these awards the Committee, as Administrator of the 2006 Plan, may establish any conditions or restrictions it deems appropriate. It has been our philosophy to encourage our executive officers to remain with the Company for at least five years in order for them to benefit from restricted shares. Therefore, at the present time, grants of Performance Shares generally are cliff-vested at the end of a five year period so that the officer’s entire grant will lapse if he or she is not employed with the Company at the end of the five-year period (except as noted under “Disclosure Regarding Post-Termination and Change in Control Benefits”). They generally are further conditioned on the Company’s performance so that, for each fiscal year for which the Company’s return on average assets (“ROA”) does not equal at least 1.0% (which we established as the minimum acceptable level of return), 20% of the Performance Shares so granted will lapse. Since the target ROA was not met in 2007, each of the named executive officers forfeited 20% of his or her previously granted Performance Shares. The Committee periodically reviews appropriate targets and may use other incentive targets for future awards. The Plan also gives the Committee the authority to amend existing grant agreements but the Committee has not done so to date.

Bonuses

During its review of the year-end incentive scorecards, the Committee also considered and accepted a recommendation from Mr. Daugherty that Mr. Shamberger be paid a supplemental bonus of $22,000 in addition to the amount earned under the 2007 Plan. The primary basis for Mr. Daugherty’s recommendation was his belief that

Mr. Shamberger’s failure to achieve the individual performance goals was due largely to factors outside of his direct control. Specifically, the higher than expected levels of net charge-offs and non-performing loans were largely attributable to the deterioration in the residential real estate economy in the Company’s principal market area and an unforeseeable negative development in a single loan relationship related to a wood products manufacturing concern.

The Committee agreed with Mr. Daugherty’s assessment that Mr. Shamberger’s overall job performance as Chief Credit Officer was not completely recognized and fairly rewarded by the 2007 Plan, and approved the recommended supplemental bonus. The combined amount of Mr. Shamberger’s 2007 Plan earned incentive and bonus was $46,216, which was comparable to the amounts earned under the 2007 Plan by other executive officers with comparable responsibilities.

Mr. Reynolds received a bonus of $5,000 in April 2007 in acknowledgement of his efforts related to completion of the Company’s merger with Far West Bancorporation. This payment was taken into consideration when Mr. Reynolds’ Discretionary incentive award under the 2007 Plan was evaluated. Mr. Daugherty recommended that Mr. Reynolds receive a Discretionary award at the Threshold level under the 2007 Plan even though his performance was considered to be at the Target level since that payment, combined with the $5,000 bonus, was substantially the same as the Target level award under the 2007 Plan. The Committee considered and accepted Mr. Daugherty’s recommendation.

Employment Agreements

The Company has entered into employment agreements with each of the named executive officers. These agreements contain severance and change in control benefits designed to promote stability and continuity of executive management and to align the interests of our executive officers with those of our shareholders by enabling such executives to consider all alternatives that could be in the shareholder interests without having reason to be concerned about their individual futures. Detailed information regarding applicable payments under all such provisions for the named executive officers is provided under the heading “Disclosure Regarding Post-Termination and Change in Control Benefits.”

Perquisites and Other Personal Benefits

As a general rule, the Company does not provide named executive officers with perquisites or other personal benefits not generally available to all full time employees, other than modest amounts for an automobile allowance, relocation expenses and club memberships in some cases. We believe that relocation expenses are essential to recruiting talented officers from outside of our market area. We reimburse monthly dues for club memberships only where the memberships offer business development opportunities.

Review of Executive Compensation Packages for 2008

In December 2007, we engaged a national consulting firm with a specialized executive compensation consulting practice to conduct a review of the Company’s executive officer compensation packages. This project will include a review of and recommendations for establishing appropriate salary, non-equity performance based compensation, equity compensation and other compensation based on a recommended peer group and consistent with the Company’s strategic performance and shareholder return objectives. In addition, the consultant will provide guidance on structuring of a renewal of Mr. Daugherty’s employment agreement, which expires in September 2008, to include provisions for post-termination and change in control benefits. We expect that the results of this project will be implemented on a prospective basis for 2008, with a review of all final compensation arrangements included in the 2009 Compensation Discussion and Analysis and any new or amended employment agreements filed as exhibits to a Form 8-K.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed the above Compensation Discussion & Analysis with management and, based on such review and discussion, has recommended to the Board of Directors that the Compensation Discussion & Analysis be included in the Company’s proxy statement.

Submitted by the Compensation Committee:

Donald H. Swartz, Chairman
J. Frank Armijo
Ivan T. Call
Craig D. Eerkes

DIRECTOR COMPENSATION

The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified individuals to serve on our Board of Directors. In setting director compensation the Board, upon the recommendation of its Corporate Governance Committee, considers the significant amount of time that directors expend in fulfilling their duties to the Company as well as the position each holds on the Board (see discussion of fees below). Directors are subject to a minimum share ownership requirement, as established from time to time by the Board upon the recommendation of the Corporate Governance Committee, following a reasonable phase-in period for new directors.

Cash Compensation Paid to Board Members

For the fiscal year ended December 31, 2007 members of the Board of Directors who are not employees of the Company received an annual cash retainer of $14,400 and an attendance fee of $650 for regular Board meetings and $100 for special meetings of the Board. Committee members received $300 per committee meeting except for members of the Audit & Compliance Committee who received $500 per meeting. With the exception of the Audit Committee chair, committee chairs received an additional $150 per committee meeting. The chairman of the Board received an additional $250 per Board meeting and the chair of the Audit Committee received an additional monthly payment of $150. Directors who were employees of the Company during 2007 were the Chief Executive Officer and the Regional Director of AmericanWest Bank and neither employee received any additional compensation for his service as a director.

Stock Options

Each non-employee director receives an annual stock option grant in an amount determined by the Board of Directors upon the recommendation of the Corporate Governance Committee. On March 27, 2007, four of the five independent directors nominated to serve on the Board for the upcoming year were granted 3,000 stock options, with the exception of Ms. Carnes who was granted 1,500 stock options. The closing price of the Company’s common stock on the date of grant was $21.64. Such options were immediately vested and exercisable over 10 years. Until an option is exercised, shares subject to options cannot be voted nor do they receive dividends or dividend equivalents.

Director Fee Continuation Agreements

On January 1, 2003, Mr. Swartz and Mr. Taylor entered into individual Director Fee Continuation Agreements with the Company. Each such Director Fee Agreement states that the named Director will receive a monthly payment of $500 for 120 months beginning the next month after he retires.

EXECUTIVE AND DIRECTOR COMPENSATION TABLES

The following tables set forth information regarding compensation earned by, awarded to or paid our Chief Executive Officer Robert M. Daugherty, who is our Principal Executive Officer; Chief Operating Officer Patrick J. Rusnak, who is our Principal Financial Officer; and our three other most highly compensated executive officers whose total compensation exceeded $100,000 and who were serving as executive officers at December 31, 2007: our Director of Retail Banking B. Nicole Sherman, General Counsel R. Blair Reynolds and our Chief Credit Officer Rick E. Shamberger. In addition, the table also includes Diane L. Kelleher who served as the Principal Financial Officer until March 26, 2007. The identification of such named executive officers is determined based on each individual’s total compensation for the year ended December 31, 2007, as reported below in the Summary Compensation Table.

Summary Compensation Table

								Change in
								Pension
								Value and
							Non-equity	Non-qualified
							Incentive	Deferred
					Stock	Option	Plan	Compensation	All Other
Name and Principal		Salary		Bonus	Awards(1)	Awards(1)	Compensation(2)	Earnings	Compensation		Total
Position	Year	($)		($)	($)	($)	($)	($)	($)		($)
(a)	(b)	(c)		(d)	(e)	(f)	(g)	(h)	(i)		(j)

Robert M. Daugherty,	2007	420,000		—	48,132	177,989	90,594	—	17,061	(3)	753,776
President & CEO (PEO)	2006	405,670	(4)	130,000	53,436	344,900	—	—	16,000	(5)	950,006
Patrick J. Rusnak,	2007	230,782		—	—	6,880	47,438	—	15,838	(6)	300,938
EVP/Chief Operating	2006	67,083		18,675	21,412	—	—	—	102,621	(7)	209,791
Officer (PFO)
Diane L. Kelleher	2007	45,938		—	140,867	—	—	—	115,041	(8)	301,846
EVP/Chief Financial Officer	2006	154,289		37,000	—	—	—	—	46,678	(9)	237,967
R. Blair Reynolds,	2007	165,375		5,000	—	11,289	42,171	—	7,280	(11)	231,115
EVP/General Counsel(10)	2006	N/A		N/A	N/A	N/A	N/A	N/A	N/A		N/A
B. Nicole Sherman,	2007	165,375		—	—	6,880	43,825		15,020	(13)	231,100
EVP/Director of Retail	2006	N/A		N/A	N/A	N/A	N/A	N/A	N/A		N/A
Banking(12)
Rick E. Shamberger	2007	165,375		22,000	—	9,626	24,216	—	—		221,217
EVP/Chief Credit Officer	2006	158,814		37,000	—	6,798	—	—	—		202,612

(1)	The amounts in column (e) and column (f) reflect the compensation cost of the stock award and option award for the year 2007. The FAS 123(R) value is spread over the number of months of service required for the grant to vest which is referred to as the requisite service period in FAS 123(R). See the note to the AmericanWest Bancorporation Consolidated Financial Statements entitled “Stock Options” for a description of the assumptions made in determining FAS 123(R) values.

(2)	The amounts in column (g) were earned in the year 2007 and the compensation was paid in January 2008.

(3)	The amount includes $861 in membership dues, $7,200 in car allowance and $9,000 in 401(k) employer match paid to Mr. Daugherty.

(4)	Mr. Daugherty’s salary for 2006 was $400,000 through September. A salary adjustment was made by the recommendation of the Compensation Committee in early 2007 to increase Mr. Daugherty’s salary to $420,000 effective September 2006. The retroactive salary payment of $5,670 for September 2006 through December 2006 was made in January 2007 and is reflected in 2006 salary amount.

(5)	The amount includes $7,200 in car allowance and $8,800 in 401(k) employer match paid to Mr. Daugherty.

(6)	The amount includes $4,521 in relocation expenses, $4,800 in car allowance and $6,517 in 401(k) employer match paid to Mr. Rusnak.

(7)	The amount includes $1,400 in car allowance and $101,221 in relocation expenses paid to Mr. Rusnak.

(8)	The amount includes $391 in membership dues and $3,088 in 401(k) employer match paid to Ms. Kelleher. Effective April 26, 2007 Ms. Kelleher was terminated without cause. In accordance with the terms of Ms. Kelleher’s employment agreement, she received continuation of salary for a period of one year, continuation of employee welfare benefits for a period of 90 days and full vesting of all unvested restricted stock awards and stock options. Regular wages and salary continuation benefits totaling $157,500 were paid in 2007. She will receive $45,938 for the remaining payment of salary continuation in 2008.

(9)	The amount includes $878 in membership dues, $6,830 in 401(k) employer match and $38,499 in relocation expenses paid to Ms. Kelleher.

(10)	Mr. Reynolds was not reported as a named executive officer for 2006 as he did not meet all of the necessary criteria.

(11)	The amount includes $7,280 in 401(k) employer match paid to Mr. Reynolds.

(12)	Ms. Sherman was not reported as a named executive officer for 2006 as she did not meet all of the necessary criteria.

(13)	The amount includes $7,200 in car allowance and $7,820 in 401(k) employer match paid to Ms. Sherman.

Narrative

The Company has entered into employment agreements with each of the executive officers which provide for, among other things, payment of a specified base annual salary (which may be increased on an annual basis in consideration of job performance and other relevant factors); eligibility for incentive, equity and deferred compensation programs; paid vacation; employee welfare benefits; automobile allowance in some cases; club membership dues in some cases; moving expenses in some cases; business expense reimbursement and post-termination benefits. The employment agreements for all of the named executive officers, with the exception of Mr. Shamberger, were entered into in connection with the initial hiring of the executive.

Information regarding the termination dates, post-termination benefits (including benefits payable by the Company in the event of a change in control) and restrictive covenants for each named executive officer’s employment agreement is included under the heading “Disclosure Regarding Post-Termination and Change in Control Benefits” on page [ • ] of this Proxy Statement.

On September 20, 2004, Mr. Daugherty received an award of 26,455 incentive options at $18.90 per share and 173,545 non-qualified options at $18.07 per share. The option award for 173,545 non-qualified shares was amended as of November 28, 2006 to increase the exercise price on those shares vesting after December 31, 2004 to $18.71, which was the closing price on the grant date, September 20, 2004, to prevent the option from being deemed “deferred compensation” under Section 409A of the Internal Revenue Code. Mr. Daugherty exercised 14,709 of the non-qualified options and 10,582 of the incentive options in 2005. [Note, since the options were awarded in 2004, they do not appear on the Summary Compensation Table; additionally, the income recognized on the exercises is not represented on the Option Exercises and Stock Vested Table.]

On November 28, 2006, the Company issued Mr. Daugherty a restricted stock award for 5,433 shares. The closing price of the Company’s stock on NASDAQ on the date of grant was $21.61. The shares vest as follows; 2,033 vest on January 2, 2007, 1,529 shares vest on September 20, 2007 if the Initial Measurement price is at least $18.71 and 1,871 shares vest on September 20, 2008 if the Initial Measurement Price is at least $18.07. If the Initial Measurement Price on September 20, 2008 is greater than $18.07, but less than $18.71, then the percentage vesting will equal the difference between the Initial Measurement Price and $18.07 divided by $0.64. If the Initial Measurement Price is less than $18.07, then no shares of stock in the tranche will vest at that time. The Initial Measurement Price means the weighted average closing price of the Company’s common stock on the NASDAQ market for the five trading days immediately preceding the Initial Measurement Dates on September 20, 2007 (1,529 shares) and September 20, 2008 (1,871 shares). These shares contain restrictions on transferability and have no voting or dividend rights until vested. If the Initial Measurement Price with respect to a tranche is less than $18.71, on each anniversary of such Initial Measurement Date (each a “Subsequent Measurement Date”), the Company will again determine whether additional shares in the tranche will vest provided that during the year immediately preceding the Subsequent Measurement Date the weighted average closing price in any consecutive five trading day exceeded the Initial Measurement Price.

On January 2, 2007, the Company issued Mr. Rusnak a non-qualified stock option grant for 1,500 shares. This option had an exercise price of $24.22 per share, the closing price of the Company’s common stock on the date of grant, and vests ratably over a five year period. On September 26, 2006, the Company issued to Mr. Rusnak a restricted stock award for 15,000 shares. The closing price of the Company’s stock on NASDAQ on the date of grant was $21.41. The shares cliff vest on September 17, 2011 (the fifth anniversary of Mr. Rusnak’s date of hire) and 12,000 of the shares are subject to early forfeiture at a rate of 25% each year if certain performance targets are not met for fiscal years 2007 through 2010. Since the annual performance target set for 2007 was not achieved, 3,000 shares were forfeited and no amount was reflected in the Stock Award Column (e) of the Summary Compensation Table.

On January 2, 2007, the Company issued 1,500 Performance Shares to Mr. Shamberger and Ms. Sherman, and 1,000 to Mr. Reynolds. For Mr. Shamberger and Ms. Sherman, these grants are cliff vested on the fifth anniversary of the grant date and are subject to an early forfeiture at a rate of 20% each year if certain performance targets are not achieved each year. For Mr. Reynolds, the grant is cliff vested upon his scheduled retirement date of March 31, 2009 and is subject to an early forfeiture at a rate of 50% each year if certain performance targets are not achieved in 2007 and 2008, respectively. The closing price of the Company’s stock on the date of grant was $24.22. These grants equaled the number of Performance shares previously granted in June 2005 that were forfeited effective December 31, 2006 as the result of not achieving the required performance target for 2006. Since the annual performance target set for 2007 was not achieved, the shares shown in the following table were forfeited and no amount of compensation expense related to these shares was reflected in the Stock Award Column (e) of the Summary Compensation Table:

	2005	2007
	Grant	Grant	Total

R. Reynolds	1,500	500	2,000
R. Shamberger	1,500	300	1,800
N. Sherman	1,500	300	1,800

As of January 1, 2007, the following restricted stock and Performance Share grants were outstanding and subject to forfeiture should the performance targets for 2008 through 2011 not be achieved. In all cases, the performance target was established as the Company achieving a return on average assets of at least 1.00% for each fiscal year:

	2008	2009	2010	2011	Total

P. Rusnak	3,000	3,000	3,000	—	9,000
R. Reynolds	2,000	—	—	—	2,000
R. Shamberger	1,800	1,800	1,800	300	5,700
N. Sherman	1,800	1,800	1,800	300	5,700

On January 2, 2007, the Company issued non-qualified stock option grants of 1,500 shares to Mr. Reynolds, Mr. Shamberger and Ms. Sherman. These options had an exercise price of $24.22 per share, the closing price of the Company’s common stock on the date of grant. Mr. Reynolds’ options will vest 50% on January 2, 2008 and 50% on January 2, 2009. Mr. Shamberger’s and Ms. Sherman’s options will vest ratably over a five year period.

On January 2, 2007, Ms. Kelleher was granted 1,500 Performance Shares and 1,500 non-qualified stock options. The stock options bore an exercise price of $24.22, the closing price of the Company’s stock on NASDAQ on the date of grant and vested ratably over five years. The restricted stock award was subject to early forfeiture at a rate of 20% each year if certain annual performance targets were not achieved.

Ms. Kelleher’s grant agreements and employment agreement each provided for immediate vesting of all awards in the event Ms. Kelleher’s employment was terminated without cause. As a result of her termination without cause effective April 26, 2007, compensation totaling $140,867 was reflected in the Stock Award Column (e) of the Summary Compensation Table for the full vesting of 7,500 Performance Shares. Since the non-qualified stock options were not exercised prior to their contractual expiration date, no compensation was reflected on the Summary Compensation Table.

Grants of Plan-Based Awards For the Fiscal Year Ended 2007

The following table sets forth information regarding all incentive plan awards granted to the named executive officers during 2007, including incentive plan awards (equity-based and non-equity based). Disclosure on a separate line item is provided for each grant of an award made to a named executive officer during the year. The amount of these awards that was expensed is shown in the Summary Compensation Table. Equity incentive-based awards may be subject to a performance condition or a market condition as those terms are defined by FAS 123(R). Non-equity incentive plan awards are not subject to FAS 123(R) and are intended to serve as an incentive for performance to occur over a specified period.

Grants of Plan-Based Awards For the Fiscal Year Ended 2007

								All
								Other	All Other
								Stock	Option
								Awards:	Awards:	Exercise	Grant
		Estimated Future Payouts			Estimated Future Payouts			Number of	Number of	or Base	Date Fair
		Under Non-Equity Incentive			Under Equity Incentive Plan			Shares or	Securities	Price of	Value of
		Plan Awards			Awards			Stock	Underlying	Option	Stock and
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Option
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	Awards(1)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)

Robert M. Daugherty,	—	—	—	—	—	—	—	—	—	—	—
President and Chief Executive Officer (PEO)
Patrick J. Rusnak,	1/02/2007	—	—	—	—	—	—	—	1,500	24.22	15,132
EVP/Chief Operating Officer (PFO)
Diane L. Kelleher	1/02/2007	—	—	—	—	1,500	—	—	1,500	24.22	51,462
EVP/Chief Financial Officer
R. Blair Reynolds	1/02/2007	—	—	—	—	1,000	—	—	1,500	24.22	39,352
EVP/General Counsel
B. Nicole Sherman	1/02/2007	—	—	—	—	1,500	—	—	1,500	24.22	51,462
EVP/Director of Retail Banking
Rick E. Shamberger	1/02/2007	—	—	—	—	1,500	—	—	1,500	24.22	51,462
EVP/Chief Credit Officer

(1)	The amounts in column (l) reflect the combined fair values on date of grant for the stock award and stock options. The closing market value as of the close on December 29, 2006 was $24.22. This value was used in the calculation of the market value for the stock awards. The FAS 123(R) value of the stock options is $10.088. See the note to the AmericanWest Bancorporation Consolidated Financial Statements entitled “Stock Options” for a description of the assumptions made in determining FAS 123(R) values.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information on outstanding option and stock awards held by the named executive officers at December 31, 2007, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and expiration date of each outstanding option.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards						Stock Awards
											Equity
											Incentive
											Plan
									Equity		Awards:
									Incentive		Market or
				Equity					Plan		Payout
				Incentive				Market	Awards:		Value of
				Plan				Value of	Number of		Unearned
				Awards:				Shares or	Unearned		Shares,
	Number of	Number of		Number of				Units of	Shares,		Units
	Securities	Securities		Securities			Number of	Stock	Units or		or Other
	Underlying	Underlying		Underlying	Option		Shares or	that have	Other		Rights
	Unexercised	Unexercised		Unexercised	Exercise	Option	Units of Stock	not	Rights		that have not
	Options (#)	Options (#)		Unearned	Price	Expiration	that have not	Vested(1)	that have not		Vested
Name	Exercisable	Unexercisable		Options (#)	($)	Date	Vested (#)	($)	Vested (#)		($)
(a)	(b)	(c)		(d)	(e)	(f)	(g)	(h)	(i)		(j)

Robert M. Daugherty,	10,582	5,291	(2)	—	18.90	9/19/2014	—	—	—		—
President and	104,127	54,709	(3)	—	18.71	9/19/2014	—	—	—		—
Chief Executive Officer (PEO)	—	—		—	—	—	—	—	1,871	(4)	32,986
Patrick J. Rusnak,	—	1,500	(5)	—	24.22	1/2/2017	—	—	—		—
EVP/Chief	—	—		—	—	—	—	—	12,000	(6)	211,560
Operating Officer (PFO)
Diane L. Kelleher,	—	—		—	—	—	—	—	—		—
EVP/Chief Financial Officer(7)
R. Blair Reynolds	—	1,500	(8)	—	24.22	1/2/2017	—	—	—		—
EVP/General Counsel	—	—		—	—	—	—	—	2,000	(9)	35,260
	—	—		—	—	—	—	—	500	(10)	8,815
B. Nicole Sherman	—	1,500	(11)	—	24.22	1/2/2017	—	—	—		—
EVP/Director of Retail Banking	—	—		—	—	—	—	—	4,500	(12)	79,335
	—	—		—	—	—	—	—	1,200	(13)	21,156
Rick E. Shamberger	3,850	—		—	17.79	10/31/2012	—	—	—		—
EVP/Chief Credit Officer	3,850	—		—	17.79	10/31/2013	—	—	—		—
	800	200	(14)	—	21.14	2/16/2014	—	—	—		—
	—	1,500	(15)	—	24.22	1/2/2017	—	—	—		—
	—	—		—	—	—	—	—	4,500	(16)	79,335
	—	—		—	—	—	—	—	1,200	(17)	21,156

(1)	The closing market value as of the close December 31, 2007 was $17.63. This value was used in the calculation of the market value for the unvested restricted shares.

(2)	Future vesting of 5,291 restricted shares on September 20, 2008.

(3)	Future vesting of 54,709 on September 20, 2008.

(4)	Future vesting of 1,871 restricted shares on September 20, 2008.

(5)	Future vesting of 300 option shares on January 2, 2008, 2009, 2010, 2011 and 2012.

(6)	Performance stock award will cliff vest on September 17, 2011, subject to achievement of specified performance targets.

(7)	In connection with Ms. Kelleher’s involuntary termination effective April 26, 2007, 7,500 unvested performance stock awards were fully vested. In addition, the 1,500 unvested stock options were forfeited, leaving zero stock awards and stock options outstanding at the fiscal year end.

(8)	Future vesting of 750 option shares on January 2, 2008 and 2009.

(9)	Performance stock award will cliff vest on March 31, 2009, subject to achievement of specified performance targets.

(10)	Performance stock award will cliff vest on March 31, 2009, subject to achievement of specified performance targets.

(11)	Future vesting of 300 option shares on January 2, 2008, 2009, 2010, 2011 and 2012.

(12)	Performance stock award will cliff vest on January 4, 2010, subject to achievement of specified performance targets.

(13)	Performance stock award will cliff vest on January 2, 2012, subject to achievement of specified performance targets.

(14)	Future vesting of 200 option shares on February 16, 2008.

(15)	Future vesting of 300 option shares on January 2, 2008, 2009, 2010, 2011 and 2012.

(16)	Performance stock award will cliff vest on January 2, 2010, subject to achievement of specified performance targets.

(17)	Performance stock award will cliff vest on January 2, 2012, subject to achievement of specified performance targets.

OPTION EXERCISES AND STOCK VESTED

The following table sets forth information regarding each exercise of stock options and vesting of restricted/performance stock during 2007 for each of the named executive officers on an aggregated basis:

Option Exercises and Stock Vested for the Fiscal Year-End

	Option Awards		Stock Awards
		Value Realized on		Value Realized on
	Number of Shares	Exercise	Number of Shares	Vesting
Name	Acquired on Exercise(#)	($)	Acquired on Vesting(#)	($)
(a)	(b)	(c)	(d)	(e)

Robert M. Daugherty,	—	—	2,033	49,239
President and Chief	—	—	1,529	31,803
Executive Officer (PEO)
Patrick J. Rusnak	—	—	—	—
EVP/Chief Operating Officer (PFO)
Diane Kelleher,	—	—	6,000	123,060
EVP/ Chief Financial Officer	—	—	1,500	30,765
R. Blair Reynolds	—	—	—	—
EVP/General Counsel
B. Nicole Sherman	—	—	—	—
EVP/Director of Retail Banking
Rick E. Shamberger	—	—	—	—
EVP/Chief Credit Officer

In connection with Ms. Kelleher’s involuntary termination effective April 26, 2007, 7,500 unvested performance stock awards fully vested. In addition, she forfeited 1,500 unvested stock options, leaving no stock awards or stock options outstanding at fiscal year end.

PENSION BENEFITS

The following table sets forth the actuarial present value of each named executive officer’s accumulated benefit under each defined benefit plan, assuming benefits are paid at normal retirement age based on current levels of compensation. The table also shows the number of years of credited service under each such plan, computed as of the same pension plan measurement date used in the Company’s audited financial statements for the year ended December 31, 2007. The table also reports any pension benefits paid to each named executive officer during the year.

Pension Benefits

Payments
			Present	During
		Number of	Value of	Last
		Years	Accumulated	Fiscal
	Plan	Credited Service	Benefit	Year
Name	Name	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)

Robert M. Daugherty,	—	—	—	—
President & Chief Executive Officer (PEO)
Patrick J. Rusnak	—	—	—	—
EVP/Chief Operating Officer (PFO)
Diane L. Kelleher,	—	—	—	—
EVP/Chief Financial Officer
R. Blair Reynolds,	—	—	—	—
EVP/General Counsel
B. Nicole Sherman	—	—	—	—
EVP/Director of Retail Banking
Rick E. Shamberger	—	—	—	—
EVP/Chief Credit Officer

At the present time, the Company does not provide any pension benefits for any of the named executive officers.

NON-QUALIFIED DEFERRED COMPENSATION

The following table sets forth annual executive and Company contributions under non-qualified defined contribution and other deferred compensation plans, as well as each named executive officer’s withdrawals, earnings and fiscal-year end balances in those plans.

Non-Qualified Deferred Compensation at and for the Fiscal Year 2007

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions in	Contributions in	Earnings	Withdrawals/	Balance at
	Last FY	Last FY	in Last FY	Distributions	Last FYE
Name	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)

Robert M. Daugherty, President and Chief Executive Officer (PEO)	—	—	—	—	—
Patrick J. Rusnak, EVP/Chief Operating Officer (PFO)	—	—	—	—	—
Diane L. Kelleher, EVP/Chief Financial Officer	—	—	—	—	—
R. Blair Reynolds, EVP/General Counsel	—	—	—	—	—
B. Nicole Sherman, EVP/Director of Retail Banking	—	—	—	—	—
Rick E. Shamberger, EVP/Chief Credit Officer	—	—	—	—	—

At the present time, the Company does not have any deferred compensation agreements or plans for any of the named executive officers, although all have the elective option for such provided in their employment agreements.

DIRECTOR COMPENSATION TABLE

The following table sets forth information regarding the compensation received by each of the Company’s directors during the year ended December 31, 2007:

Director Compensation — 2007

						Change in
						Pension Value
						and Non-
						Qualified
					Non-equity	Deferred
	Fees Earned or	Stock	Option		Incentive Plan	Compensation	All Other
	Paid in Cash	Awards	Awards(1)		Compensation	Earnings(2)	Compensation		Total
Name	($)	($)	($)		($)	($)	($)		($)
(a)	(b)	(c)	(d)		(e)	(f)	(g)		(h)

Douglas K. Anderson(3)	6,650	—	—		—	—	—		6,650
J. Frank Armijo	25,400	—	21,250		—	—	—		46,650
Ivan T. Call(4)	18,450	—	—		—	—	13,333	(5)	31,783
Kay C. Carnes	28,800	—	10,625	(6)	—	—	—		39,425
Craig D. Eerkes	30,800	—	21,250		—	—	—		52,050
Donald H. Livingstone(7)	10,900	21,250	—		—	—	—		32,150
H. Don Norton(8)	—	—	—		—	—	—		—
Donald H. Swartz	32,550	—	21,250		—	2,321	—		56,121
P. Mike Taylor	31,350	—	21,250		—	4,317	—		56,917

(1)	The amounts in this column reflect the compensation cost of the stock award over the requisite service period as described in FAS 123(R). The shares were fully vested at the date of grant. The closing price of AWBC on that date was $21.64, and the fair value under FAS 123(R) was calculated at $7.08 per share.

(2)	Reflects increase in accrual for benefit under Director Fee Continuation Agreement.

(3)	Mr. Anderson joined the Board effective October, 2007.

(4)	Dr. Call joined the Board effective with the acquisition of Far West Bancorporation in April, 2007.

(5)	Dr. Call received $13,333 during 2007 for distributions under his Director Supplemental Compensation Agreement. This agreement was assumed by AmericanWest in connection with the Far West Bancorporation merger. As of December 31, 2007, 52 of 60 monthly installments remained payable under the agreement.

(6)	Ms. Carnes joined the Board effective July 2006. The option awards granted to the directors in 2007 were based on service in 2006. Ms. Carnes did not provide a full year of service in 2006 and therefore the number of options awarded to Ms. Carnes was pro-rated.

(7)	Mr. Livingstone resigned from the Board effective May 2007.

(8)	Mr. Norton joined the Board effective with the acquisition of Far West Bancorporation in April 2007. Mr. Norton is an employee of AmericanWest Bank, though he is not a named executive officer and did not receive any additional compensation for serving as a Board member of AmericanWest Bank or the Company. As a result Mr. Norton’s compensation is not required to be disclosed in the Summary Compensation Table or in the Director Compensation Table above. Mr. Norton was paid a salary of $112,500 in 2007. Pursuant to the terms of his employment agreement he also received a car allowance of $4,500, 401(k) employer match of $2,587 and had reportable compensation of $6,990 related to an Amended and Restated Joint Beneficiary Designation Agreement and Life Insurance Method Split Dollar Agreement.

DISCLOSURE REGARDING POST-TERMINATION AND CHANGE IN CONTROL BENEFITS

The Company has entered into employment agreements (“Agreements”) with each of its named executive officers which provide for financial benefits in the event of termination under the circumstances described below. In addition, stock options and restricted shares granted to the named executive officers provide for accelerated vesting and waiver of performance-based conditions for awards not previously vested in the event of a change in control.

The triggering events under the Agreements include:

•	Resignation for “good reason”

•	Termination “without cause” and

•	Termination following a “change in control”

These are defined terms in each of the Agreements, with the following meanings:

Good Reason — termination by the executive officer because of a material reduction in compensation or benefits or a material reduction in title or responsibilities; a relocation of the executive’s principal office so that his or her one-way commuting distance is increased by more than 40 miles; failure of the Company (or a successor) to assume and perform obligations under the agreement; or any material breach of the agreement by the Company.

Without Cause — termination for any reason other than: the executive’s willful misfeasance or gross negligence in the performance of job duties; conviction of a crime in connection with job duties; conduct that is demonstrably and significantly harmful to the Company; or the inability of the executive officer to qualify for a surety bond.

Change in Control — termination without cause or for good reason occurring within a specified period of time after a change in the ownership or effective control, or the ownership of a substantial portion of the assets, of the Company or AmericanWest Bank (other than any internal reorganization).

Effect of Change in Control

The following table sets forth the amounts payable for termination of the named executive officers, excluding Ms. Kelleher, on the basis of a resignation for good reason or termination without cause related to a change in control (assuming an effective termination date and change in control as of December 31, 2007).

		Amount
Name	Payment Basis	Payable ($)

R. Daugherty(1)	Base salary for two years, plus amount of bonus paid in prior 12 months	970,000
P. Rusnak(2)	Base salary for the greater of the remaining term of the agreement or two years, plus amount of bonus paid in prior 12 months	478,675
R. Reynolds(2)	Base salary for two years, plus amount of bonus paid in prior 12 months	367,750
N. Sherman(2)	Base salary for two years, plus amount of bonus paid in prior 12 months	367,750
R. Shamberger(2)	Base salary for two years, plus amount of bonus paid in prior 12 months	367,750

(1)	Executive is entitled to payment in the event of a voluntary termination within one year following a change in control or in the event of termination without cause or for good reason occurs within two years following a change in control.

(2)	Executive is entitled to payment in the event termination without cause or for good reason occurs within two years following a change in control.

Effect of Termination Unrelated to Change in Control

The following table sets forth the amounts payable for termination of the named executive officers, excluding Ms. Kelleher, on the basis of a resignation for good cause of termination without cause unrelated to a change in control. The amounts shown in the table assumes the date of termination was December 31, 2007.

		Amount
Name	Payment Basis	Payable ($)

R. Daugherty	Base salary for remaining contract term plus incentive compensation earned during performance period on or before date of termination but not yet paid	510,594
P. Rusnak	Base salary for greater of remaining contract term or one year plus the pro rata portion of any incentive compensation earned by not yet paid	439,029
R. Reynolds	Base salary for greater of remaining contract term or one year plus incentive compensation earned during performance period on or before date of termination but not yet paid	248,776
N. Sherman	Base salary for greater of remaining contract term or one year plus incentive compensation earned during performance period on or before date of termination but not yet paid	222,338
R. Shamberger	Base salary for greater of remaining contract term or one year plus incentive compensation earned during performance period on or before date of termination but not yet paid	224,277

Additional Terms

The Agreements provide for the payments noted in the table above to be made in equal monthly installments, in accordance with the Company’s standard payroll practices and, if so required under the provisions of Section 409A of the Internal Revenue Code, to not commence until the first day of the seventh month following the last day of employment.

The Agreements also provide for continuation of employee welfare benefits for the named executive officers (and any dependents, if applicable) for a period 90 days following termination without cause or for good reason whether or not such is in connection with a change in control. To the extent it is not feasible for the Company to provide such coverage under existing group plans, it must provide alternative comparable coverage. The Company’s obligation to provide continuation of employee welfare benefits will terminate if the named executive officer becomes eligible for comparable coverage in connection with new employment. The estimated value of this benefit is approximately $3,400 per individual for a period of 90 days.

Each of the Agreements contains covenants prohibiting the named executive officer from soliciting any of the Company’s employees or customers to work for a competing financial institution (within a defined geographic area) following termination for any reason. The non-solicitation provisions are effective for a period equal to the greater of one year following the date of termination or the balance remaining under the employment agreement as of the date of termination. In addition, each of the agreements provides for the named executive officer to strictly comply with the Company’s non-disclosure policies related to proprietary information while employed and subsequent to termination. Proprietary information includes such items as trade secrets, customer and prospective customer information and information related to the Company’s affiliates and subsidiaries.

Effect of Change in Control or Termination on Equity Awards

The Agreements and equity award agreements with the named executive officers provide for the acceleration of vesting for equity awards, including stock option and restricted stock grants, upon a change in control or in the event of a termination without cause or for good reason.

The following table sets for the value of unvested stock options and restricted stock grants based on the December 31, 2007 closing NASDAQ price of $17.63 per share:(1)

Name	Stock Options	Restricted Stock	Total Equity Awards

R. Daugherty	—	32,986	32,986
P. Rusnak	—	211,560	211,560
R. Reynolds	—	66,994	66,994
N. Sherman	—	100,491	100,491
R. Shamberger	—	100,491	100,491

(1)	The table does not include the value of any unvested option which has an exercise price greater than $17.63.

280G Limitations

The Agreements limit the amount of any payments made to any named executive officer as the result of a change in control, including the value of acceleration of any equity awards and continuation of employee benefits, to the maximum amount permissible to avoid an “excess parachute payment” under Section 280(g) of the Internal Revenue Code. Assuming a change in control occurred as of December 31, 2007, none of the named executive officer benefit payments (as reflected in the two tables above) would have exceeded the statutory excess parachute payment limit. Accordingly, no reduction or cut-back of the change in control benefits would have been required.

Severance Benefits Paid in 2007

As of the date of this report, no triggering events had occurred for any named executive officers with the exception of Diane L. Kelleher, who was terminated without cause effective April 26, 2007 in connection with a reduction in force. Ms. Kelleher received the following post-termination benefits in accordance with the terms of her employment agreement:

Salary continuation for a period of one year	$157,500
Immediate vesting of Performance Shares	140,867
Continuation of Employee Welfare Benefits for 90 days	1,740

Total	$300,107

The Company also agreed to waive the Non-Competition provisions of Ms. Kelleher’s employment agreement in connection with a mutual separation agreement release of claims. No additional consideration or compensation was provided to Ms. Kelleher.

EXECUTIVE OFFICERS

The following table sets forth the age, position and the business experience during the past five years of the executive officers of the Company. All executive officers are elected annually by and serve at the discretion of the Board of Directors.

		Position and Principal Occupation
Name	Age	for the Past Five Years

Robert M. Daugherty	54	Chief Executive Officer and President of the Company and Bank since September 2004. From April 2002 until July 2004, Mr. Daugherty was President and Chief Executive Officer of Humboldt Bancorp.
R. Blair Reynolds	67	Executive Vice President & General Counsel of the Company and Bank since 2004. From September 2002 until September 2004, Mr. Reynolds served as Senior Vice President & General Counsel for Humboldt Bancorp.
Patrick J. Rusnak	44	Executive Vice President/Chief Operating Officer of the Company and Bank since 2006. From May 2005 until June 2006, Mr. Rusnak served as Executive Vice President/Chief Operating Officer of Western Sierra Bancorp. Prior to that he served as Executive Vice President of Umpqua Holdings Corporation and Executive Vice President/Chief Financial Officer of Humboldt Bancorp.
Rick E. Shamberger	47	Executive Vice President & Chief Credit Officer of the Company and Bank since 2003. Previously employed by U.S. Bank for more than 20 years with experience in credit risk management.
Nicole Sherman	37	Executive Vice President/Director of Retail Banking of the Company and Bank since 2004. Prior to joining the Company, Ms. Sherman was CEO for Power Trainings International. Prior to PTI, she was employed by Zions First National Bank overseeing the corporate learning and development department.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information as of December 31, 2007 with respect to the Company’s compensation plans under which shares of the Company’s common stock are authorized for issuance:

Number of Securities
	Number of Securities		Weighted Average	Remaining Available for
	to be Issued Upon		Exercise Price of	Future Issuance Under
	Exercise of		Outstanding	Equity Compensation Plans
	Outstanding Options,		Options, Warrants	(Excluding Securities
Plan Category	Warrants and Rights		and Rights	Reflected in Column (a))
	(a)		(b)	(c)

Equity compensation plans approved by security holders	425,394	(1)	$18.14	243,278
Equity compensation plans not approved by security holders	—		—	—
Total	425,394		$18.14	243,278

(1)	Represents 22,307 shares outstanding under the acquired Latah 1999 Employee Incentive Plan, 47,788 shares outstanding under the acquired Columbia Trust Bank 1996 Employee Stock and 1998 Director Stock Plans and 355,299 shares outstanding under the AmericanWest Bancorporation 2001 Incentive Stock Option and 2006

Equity Incentive Stock Option Plans. The Company does not issue options, warrants or other rights under any plans other than the 2006 Plan.

The above number of securities to be issued upon exercise of outstanding options, warrants and rights, and the weighted average exercise price of outstanding options, warrants and rights, does not reflect grants of 70,771 restricted performance shares. These grants were issued subject to an equity compensation plan approved by shareholders and the shares are taken into account in the number of securities remaining available for future issuance under equity compensation plans shown above.

RELATED PARTY TRANSACTIONS AND BUSINESS RELATIONSHIPS

Some of the Company’s directors and executive officers were customers of the Bank during 2007 and had transactions with the Bank in the ordinary course of business. In addition, some of the Company’s directors and executive officers are officers, directors or shareholders of corporations or members of partnerships which were customers of the Bank during the last fiscal year and had transactions with the Bank in the ordinary course of business. All loans included in such transactions were made in the ordinary course of business, were on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons and, in the opinion of management, did not involve more than any normal risk of collectability or present other unfavorable features. The total amount of loans outstanding as of December 31, 2007 issued to directors, executive officers and their affiliates was $15,266,089, respectively.

AUDIT COMMITTEE MATTERS

During calendar year 2007, the Audit and Compliance Committee (“Audit Committee”) was from time to time comprised of Mr. Anderson, Ms. Carnes (Chair), Mr. Livingstone (Chair), Mr. Swartz and Mr. Taylor. Since Mr. Livingstone did not stand for election at the Company’s 2007 Annual Meeting, Ms. Carnes was appointed as Chair of Audit Committee. Ms. Carnes is deemed an audit committee financial expert within the meaning of Item 401(h) of Regulation S-K, and independent within the meaning of Item 7(d)(3)(iv), of Schedule 14A.

Audit Committee Charter.  The Audit Committee operates pursuant to a written charter approved by the Company’s Board of Directors. Each member of the Audit Committee is deemed “independent” in accordance with regulations under the Security Exchange Act of 1934 and the current listing standards of the National Association of Securities Dealers (“NASD”). The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Company. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the independent auditors, the internal audit department and management of the Company. A copy of the Company’s Audit Committee Charter may be obtained from the Company’s website: www.awbank.net.

REPORT OF THE AUDIT COMMITTEE.(1)

With respect to the Company’s audited financial statements for the year ended December 31, 2007, the Audit Committee has:

•	completed its review and discussion of the Company’s 2007 audited financial statements with management;

•	discussed with the Company’s independent auditors, Moss Adams LLP, the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61, Communication with Audit Committees, as amended

(1) This section is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

by SAS No. 90, Audit Committee Communications, including matters related to the conduct of the audit of the Company’s financial statements;

•	received written disclosures, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, indicating all relationships, if any, between the independent auditors and its related entities and the Company and its related entities which, in the auditors’ professional judgment, reasonably may be thought to bear on the auditors’ independence, and the letter from the independent auditors confirming that, in its professional judgment, it is independent from the Company and its related entities, has discussed with the auditors the auditors’ independence from the Company, and has considered whether the provision of non-audit services is compatible with maintaining their independence; and

•	recommended to the Board of Directors, based on its review and discussions with management and discussions with the independent auditors, that the Company’s audited financial statements for the year ended December 31, 2007 be included in the Company’s Annual Report on Form 10-K.

Submitted by the Audit and Compliance Committee:

Kay C. Carnes (Chair)
Douglas K. Anderson
Donald H. Swartz
P. Mike Taylor

INDEPENDENT AUDITORS

The Audit Committee selected Moss Adams LLP as the Company’s independent auditors for the current year and for the year ended December 31, 2007.

Fees Billed To the Company by Moss Adams LLP During 2007 and 2006

	2007	2006

Audit Fees	294,500	264,053
Audit Related Fees	10,600	63,077
Tax Fees	1,624	12,789
All Other Fees	—	362

Total Fees Billed	306,724	340,281

Audit Fees

The aggregate fees billed by Moss Adams LLP for the audit of the Company’s annual consolidated financial statements and the review of the consolidated financial statements included in the Company’s Forms 10-Q for the years ended December 31, 2007 and December 31, 2006.

Audit Related Fees

Audit related fees for 2007 and 2006 consisted mainly of work performed for the Far West Bancorporation and Columbia Trust Bancorp mergers.

Tax Fees

These represent the aggregate fees billed by Moss Adams LLP for tax fees for the years ended December 31, 2007 and December 31, 2006 and were mainly related to fees paid in connection with the Columbia Trust Bancorp merger and related tax returns.

All Other Fees

These represent the aggregate fees billed by Moss Adams LLP to the Company for all other services rendered by Moss Adams LLP for the year ended December 31, 2006.

The Audit Committee of the Company has considered the provision of non-audit services provided by Moss Adams LLP to be compatible with maintaining the independence of Moss Adams LLP.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The audit related fees, tax fees and all other fees paid in 2007 and 2006 were approved per the Audit Committee’s pre-approval policies.

It is anticipated that a representative of Moss Adams LLP will be attending the Meeting with an opportunity to make a statement, if any, and to respond to appropriate questions.

OTHER INFORMATION

Expenses of Solicitation

The Company will bear the entire cost of soliciting proxies, including the reimbursement to record holders of their expenses in forwarding proxy materials to beneficial owners. Directors, officers and regular employees of the Company, without extra compensation, may solicit proxies personally or by mail, telephone, facsimile or electronic mail. In addition, AmericanWest has retained a professional proxy solicitation firm, The Altman Group, to assist in soliciting proxies. AmericanWest will pay a fee in the amount of $7,500 to The Altman Group for its services and will also reimburse it for its costs and expenses.

Shareholder Proposals

Under the Company’s Bylaws, no business, including nominations of candidates for election as directors, may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board of Directors or by a shareholder entitled to vote who has delivered notice to the Company (containing certain information specified in the Bylaws) not less than 100 and not more than 150 days prior to the first anniversary of the date of the Company’s Proxy Statement released to shareholders in connection with the previous year’s annual meeting.

These requirements are separate from and in addition to the Securities and Exchange Commission’s requirements that a shareholder must meet in order to have a shareholder proposal included in the Company’s proxy statement.

Shareholders interested in submitting a proposal for inclusion in the proxy materials for the Annual Meeting of Shareholders in 2009 may do so by complying with the requirements of the Rules and Regulations promulgated by the Securities and Exchange Commission applicable to such shareholder proposals. To be eligible for inclusion, shareholder proposals must be received by the Company’s Secretary no later than [ • ], 2008. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.

“Householding” of Documents

The Company is sending one annual report and proxy statement to eligible shareholders who share a single address unless the Company receives instructions to the contrary from any shareholder at that address. This practice, known as “householding,” is designed to reduce the Company’s printing and postage costs. If a shareholder of record residing at an address with other shareholders of record wishes to receive a separate annual report or proxy statement in the future, he or she may contact the Company’s transfer agent, Illinois Stock Transfer Company (“ISTC”), 209 W. Jackson Blvd. Suite 903, Chicago, Illinois 60606, or call (800) 757-5755 or (312) 427-2953. An eligible shareholder of record receiving multiple copies of the Company’s annual report and proxy statement can request householding by contacting the Company at the same address. If you own shares through a bank, broker or other nominee, you should contact the nominee concerning householding procedures. Even if your household has received only one annual report and one proxy statement, a separate proxy card has been provided for each shareholder account. Each proxy card should be signed, dated and returned in the enclosed self-addressed envelope.

Other

The Company’s 2007 Annual Report, including financial statements, is being sent to shareholders of record as of March 7, 2008, together with this Proxy Statement.

The Company will furnish to shareholders without charge a copy of its Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the Securities and Exchange Commission, upon receipt of written request addressed to AmericanWest Bancorporation, Investor Relations, 41 West Riverside, Suite 400, Spokane, Washington 99201.

The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will vote on that business in accordance with their best judgment.

APPENDIX A

Proposed amendment to the AmericanWest Bancorporation 2006 Equity Incentive Plan (Proposal 2)

Assuming that shareholders approve Proposal 2, the AmericanWest Bancorporation 2006 Equity Incentive Plan will read, as amended, in its entirety as follows:

AMERICANWEST BANCORPORATION 2006 EQUITY INCENTIVE PLAN

1. PURPOSE.  The purpose of this Plan is to provide incentives to attract, retain and motivate Eligible Persons whose present and potential contributions are important to the success of the Company, or to a Subsidiary of the Company, by offering them an opportunity to participate in the Company’s future performance through grants of Options, Restricted Stock Awards and Unrestricted Stock Awards. This Plan will assume all options to purchase shares and performance shares that have not yet been granted under the Company’s 2001 Employee Incentive Stock Plan. This Plan shall not limit the ability of the Company to create additional or new plans, or to issue additional or new awards. Capitalized terms not defined in the text are defined in Section 26.

2. ADOPTION AND STOCKHOLDER APPROVAL.  This Plan was approved by the shareholders of the Company. No Award shall be granted after termination of this Plan but all Awards granted prior to termination shall remain in effect in accordance with their terms. The effective date of this Plan will be the date of adoption by the Board subject to approval of the shareholders within twelve (12) months of such adoption (the “Effective Date”). So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended. In the discretion of the Administrator, Awards may be made to Covered Employees which are intended to constitute qualified performance-based compensation under Section 162(m) of the Code.

3. TERM OF PLAN.  Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board.

4.  SHARES SUBJECT TO THIS PLAN.

4.1.  Aggregate Number of Authorized Shares.  Subject to adjustment in accordance with Section 4.2, the total number of Shares authorized for issuance under all Awards pursuant to this Plan is established at 565,666 Shares plus any shares under the Company’s 2001 Incentive Stock Option Plan as to which options or other benefits granted thereunder and currently outstanding as of the Effective Date may lapse, expire, terminate or be canceled (collectively, the “Maximum Number”). Not more than the Maximum Number of Shares shall be granted in the form of Incentive Stock Options and not more than 200,000 Shares shall be available for grant on and after the adoption of this amendment with respect to Restricted Stock Awards or Unrestricted Stock Awards.

4.1.1. Future Awards.  Subject to Section 4.2 and to the fullest extent permissible under Rule 16b-3 under the Exchange Act and Section 422 of the Code and any other applicable laws, rules and regulations, (i) if an Award is canceled, terminates, expires, is forfeited or lapses for any reason without having been exercised or settled, any shares of Stock subject to the Award will be added back into the Maximum Number and will again be available for the grant of an Award under the Plan and (ii) the number of shares of Stock withheld to satisfy a Participant’s minimum tax withholding obligations shall be added back into the Maximum Number and will be available for the future grant of an Award under the Plan.

When the exercise price for an Option granted under this Plan is paid pursuant to a “surrender of shares” (as such term is defined in Section 9.1.2 hereof), the total number of Shares for which Options granted under this Plan may thereafter be exercised shall be irrevocably reduced by the net number of Shares that are issued pursuant to the exercise without regard to the number of shares received or retained by the Company in connection with that exercise.

However, in the event that, prior to the Award’s cancellation, termination, expiration, forfeiture or lapse, the holder of the Award at any time received one or more elements of “beneficial ownership” pursuant to such Award

(as defined by the SEC, pursuant to any rule or interpretations promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not again be made available for regrant under the Plan.

4.1.2. Reserve of Shares.  At all times, the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan. The Shares to be issued hereunder upon exercise of an Award may be either authorized but unissued; supplied to the Plan through acquisitions of Shares on the open market; Shares purchased under the Plan and forfeited back to the Plan; or Shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an Option. The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

i. Grants. The grant of an Option, Restricted Stock Award or Unrestricted Stock Award shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

ii. Outstanding. While an Option, Restricted Stock Award or Unrestricted Stock Award is outstanding, it shall be counted against the authorized pool of Shares regardless of its vested status.

4.2.  Adjustments.  Should any change be made to the Stock of the Company by reason of any stock split (including reverse stock split), stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, the Administrator shall make the appropriate adjustments, in compliance with applicable regulations under the Code, to (i) the Maximum Number and/or class of securities issuable under the Plan; and (ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Award in order to prevent the dilution or enlargement of benefits thereunder; provided however, that the number of Shares subject to any Award shall always be a whole number and the Administrator shall make such adjustments as are necessary to insure Awards of whole Shares.

4.3.  Annual Limit on Number of Shares to Any One Person.  No person will be eligible to receive Awards pursuant to this Plan which, in the aggregate, exceed 100,000 shares in any calendar year except in connection with the hiring of or commencement of services from such person in which case such limit shall be 200,000 shares during such calendar year; provided, however, that the foregoing limitation shall not apply to adjustments made pursuant to Section 4.2.

5.  ADMINISTRATION OF THIS PLAN.

5.1.  Authority.  Authority to control and manage the operation and administration of this Plan shall be vested in a committee consisting of two (2) or more members of the Board (the “Committee”). It is intended that the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and “outside directors” (within the meaning of Section 162(m) of the Code) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Section 162(m) of the Code and such relief is sought by the Company, Section 162(m) of the Code, respectively, are applicable. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. As used herein, the term “Administrator” means the Committee.

5.2.  Interpretation.  Subject to the express provisions of this Plan, the Administrator shall have the exclusive power, authority and discretion to:

(1) construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan;

(2) select Participants;

(3) determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the Exercise Price, grant price or purchase price, any restrictions or limitations on the Award, any schedule for lapse or forfeiture restrictions or restrictions on the exercisability of the Award, and acceleration or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(4) determine the number of Shares or other consideration subject to Awards;

(5) determine whether Awards will be subject to a condition, or grant a right, that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an incentive stock option under applicable regulations;

(6) prescribe the form of each Award Agreement, which need not be identical for each Participant;

(7) further define the terms used in this Plan;

(8) correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement;

(9) provide for rights of refusal and/or repurchase rights;

(10) amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Award or in furtherance of the powers provided for herein;

(11) prescribe, amend and rescind rules and regulations relating to the administration of this Plan; and

(12) make all other determinations necessary or advisable for the administration of this Plan.

5.3.  Decisions Binding.  Any decision or action of the Administrator in connection with this Plan or Awards granted or shares of Stock purchased under this Plan shall be final and binding. The Administrator shall not be liable for any decision, action or omission respecting this Plan, or any Awards granted or shares of Stock sold under this Plan.

5.4.  Limitation on Liability.  To the extent permitted by applicable law in effect from time to time, no member of the Committee shall be liable for any action or omission of any other member of the Committee nor for any act or omission on the member’s own part, excepting only the member’s own willful misconduct or gross negligence, arising out of or related to this Plan. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former member of the Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a member of the Committee arising with respect to this Plan or administration thereof or out of membership on the Committee or by the Company, or all or any combination of the preceding, provided, the Committee member was acting in good faith, within what such Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a Committee member, and the term “person” as used in this section shall include the estate, executor, administrator, heirs, legatees, or devisees of such person.

6.  GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT.

6.1.  Grant of Options.  One or more Options may be granted to any Eligible Person. Subject to the express provisions of this Plan, the Administrator shall determine from the Eligible Persons those individuals to whom Options under this Plan may be granted. Each Option granted under this Plan will be evidenced by an Award Agreement, which will expressly identify the Option as an Incentive Stock Option or a Non-qualified Stock Option.

Further, subject to the express provisions of this Plan, the Administrator shall specify the Grant Date, the number of Shares covered by the Option, the Exercise Price and the terms and conditions for exercise of the Options. If the Administrator fails to specify the Grant Date, the Grant Date shall be the date of the action taken by the Administrator to grant the Option. As soon as practicable after the Grant Date, the Company will provide the Participant with a written Award Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of Shares covered by the Option, the Exercise Price and the terms and conditions for exercise of the Option.

The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

6.2.  General Terms and Conditions.  Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

6.2.1. Exercise of Option.  The Administrator may determine in its discretion whether any Option shall be subject to vesting and the terms and conditions of any such vesting. The Award Agreement shall contain any such vesting schedule.

6.2.2. Option Term.  Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than ten (10) years after the Grant Date (five (5) years in the case of an Incentive Stock Option when the Optionee owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (“Ten Percent Stockholder”)), and shall be subject to earlier termination as hereinafter provided.

6.2.3. Exercise Price.  The Exercise Price of any Option shall be determined by the Administrator when the Option is granted and may not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the Grant Date, and the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the Grant Date. Payment for the Shares purchased shall be made in accordance with Section 9 of this Plan. The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-qualified Stock Options, at an option price in excess of the Fair Market Value on the Grant Date to encourage superior performance.

6.2.4. Method of Exercise.  Options may be exercised only by delivery to the Company of a stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Administrator (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

6.2.5. Transferability of Options.  Except as otherwise provided below for Non-qualified Stock Options, no Option shall be transferable other than by will or by the laws of descent and distribution and, during the lifetime of a Participant, only the Participant, his or her guardian or legal representative may exercise an Option except, in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan.

At its discretion, the Administrator may provide for transfer of an Option (other than an Incentive Stock Option), without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee’s household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. A request to assign an Option may be made only by delivery to the Company of a written stock option assignment request in a form approved by the Administrator, stating the number of Options and Shares underlying Options requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee, and containing such other representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws.

6.2.6. Beneficiaries.  Notwithstanding Section 6.2.5, a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Option upon the Participant’s death. If no beneficiary has been designated or survives the Participant, the Participant’s estate shall be entitled to exercise the rights of the Participant and to receive any distribution with respect to any Option upon the Participant’s death. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time, provided the change or revocation is filed with the Administrator.

6.2.7. Exercise After Certain Events.

i. Termination of Employment — Employee/Officer

(1) Incentive Stock Options.

(a) Termination of All Services.  If for any reason other than permanent and total disability (as defined below) or death, a Participant Terminates employment with the Company (including all Subsidiaries thereof and employment as an officer of the Company or a Subsidiary), vested Incentive Stock Options held at the date of such termination may be exercised, in whole or in part, at any time within three (3) months after the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Incentive Stock Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date (five (5) years for a Ten Percent Stockholder)).

(b) Continuation of Services as Consultant/Advisor.  If a Participant granted an Incentive Stock Option terminates employment but continues as a consultant, advisor or in a similar capacity to the Company or a Subsidiary, Participant need not exercise the Incentive Stock Option within three (3) months of Termination of employment but shall be entitled to exercise the Option within three (3) months of Termination of services to the Company or the Subsidiary (one (1) year in the event of permanent and total disability or death) or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date). However, if Participant does not exercise within three (3) months of Termination of employment, the Option will not qualify as an Incentive Stock Option.

(2) Non-Qualified Stock Options.

(a) Termination of All Services.  If for any reason other than permanent and total disability (as defined below) or death, a Participant Terminates employment with the Company (including all Subsidiaries thereof and employment as an Officer of the Company or a Subsidiary), vested Non-qualified Stock Options held at the date of such Termination may be exercised, in whole or in part, at any time within three (3) months of the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).

(b) Continuation of Services as Consultant/Advisor.  If a Participant granted a Non-qualified Stock Option Terminates employment but continues as a consultant, advisor or in a similar capacity to the Company or a Subsidiary, Participant need not exercise the Option within three (3) months of Termination but shall be entitled to exercise within three (3) months of Termination of services to the Company or the Subsidiary (one (1) year in the event of permanent and total disability or death) or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).

ii. Permanent Disability and Death.  If a Participant becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code), while employed by the Company or a Subsidiary (including as an officer of the Company or a Subsidiary), or dies while employed by the Company or Subsidiary (including as an officer of the Company or a Subsidiary) or within three (3) months thereafter, vested Options, whether Incentive Stock Options or Non-qualified Options, then held may be exercised by the Participant, the Participant’s personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the Termination of employment because of the disability or death or any lesser period specified in the Award Agreement (but in no event after the earlier of (1) the expiration date of the Option as set forth in the Award Agreement, and (2) ten (10) years from the Grant Date (five (5) years for a Ten Percent Stockholder if the Option is an Incentive Stock Option).

iii. Termination of Directorship.  If for any reason, including permanent and total disability or death, a Participant ceases to be a director of the Company or a Subsidiary, vested Options held at the date of such termination of service as a director may be exercised, in whole or in part, at any time within a period determined by the Committee but in no event after the earlier of (1) the expiration date of the Option as set forth in the Award Agreement, and (2) ten (10) years from the Grant Date (five (5) years for a Ten Percent Stockholder if the option is an Incentive Stock Option).

iv. Retirement.   If Participant ceases to be an Employee of the Company or a Subsidiary as a result of Retirement, Participant need not exercise the Option within three (3) months of Termination of being an Employee but shall be entitled to exercise the Option within the maximum term of the Option to the extent the Option was otherwise exercisable at the date of Retirement. However, if Participant does not exercise the Option within three (3) months of Termination of employment, the Option will not qualify as an Incentive Stock Option even if it otherwise so qualified. The term “Retirement” as used herein means such Termination of employment as shall entitle Participant to early or normal retirement benefits under any then existing pension or salary continuation plans of Company or Subsidiary excluding 401(k) participants (except as otherwise covered under other pension or salary continuation plans).

6.2.8. Suspension and Cancellation of Options.

i. Suspension.  In the event the Administrator reasonably believes a Participant has committed an act of misconduct, including, but not limited to, acts specified immediately below, the Administrator may suspend the Participant’s right to exercise any Option or to the vesting of any Restricted Stock Award granted hereunder pending final determination by the Board.

(1) Committed an act of embezzlement, fraud, dishonesty or breach of fiduciary duty to the Company or a Subsidiary;

(2) Deliberately disregarded the rules of the Company or a Subsidiary which resulted in loss, damage or injury to the Company or a Subsidiary;

(3) Made any unauthorized disclosure of or misused any trade secret or confidential information of the Company or a Subsidiary;

(4) Induced any client or customer of the Company or a Subsidiary to break any contract with the Company or a Subsidiary, diverted or attempted to divert from the Company or a Subsidiary business of any kind (including, without limitation, interference with any business relationship with suppliers, customers, licensees, licensors or contractors), or induced any principal for whom the Company or a Subsidiary acts as agent to terminate such agency relationship;

(5) Engaged in any substantial conduct which constitutes unfair competition with the Company or a Subsidiary or engaged in any commercial activity in competition with any part of the business of the Company or a Subsidiary;

(6) Made, or caused or attempted to cause any other person to make, any statement, either written or oral, or conveying any information about the Company or a Subsidiary which is disparaging or which in any way reflects negatively upon the Company or a Subsidiary;

(7) Engaged in any other activity that is inimical, contrary or harmful to the interests of the Company or a Subsidiary, including influencing or advising any person who is employed by or in the service of the Company or a Subsidiary to leave such employment or service to compete with the Company or a Subsidiary or to enter into the employment or service of any actual or prospective competitor of the Company or a Subsidiary, or to have influenced or advised any competitor of the Company or a Subsidiary to employ or to otherwise engage the services of any person who is employed by the Company or in the service of the Company; or

(8) Refused or failed to provide, upon the request of the Company or a Subsidiary, a certification, in a form satisfactory to the Company or a Subsidiary, that he or she is in full compliance with the terms and conditions of this Plan.

ii. Cancellation.  The Administrator shall cancel all Options and Restricted Stock Awards of a Participant suspended pursuant to Section 6.2.8(i) upon a determination by the Board that the Participant committed an act of misconduct warranting such cancellation. The determination of the Board shall be final and conclusive. In making its determination, the Board may give the Participant an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Participant’s behalf. An Award Agreement may provide that the Participant shall also pay to the Company any gain realized by the Participant from exercising all or any portion of his or her Options hereunder during a period beginning six (6) months prior to such suspension or cancellation.

Should any provision of this Section 6.2.8 be held to be invalid or illegal, such illegality shall not invalidate the whole of this Section 6, but, rather, this Plan shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties shall be construed and enforced accordingly.

6.3. Limitations on Grant of Incentive Stock Options.

6.3.1. Threshold.  The aggregate Fair Market Value (determined as of the Grant Date) of the Stock for which Incentive Stock Options may first become exercisable by any Participant during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable (other than as a result of acceleration pursuant to Sections 19 and 20) by such Participant under any other plan of the Company or any Subsidiary, shall not exceed $100,000. For purposes of this Section 6.3.1, all Shares in excess of the $100,000 threshold shall be treated as Non-qualified Stock Options.

6.3.2. Compliance with Section 422 of the Code.  There shall be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.

6.3.3. Requirement of Employment.  No Incentive Stock Option may be granted to any person who is not an employee of the Company or a Subsidiary of the Company.

7.  RESTRICTED STOCK AWARDS.

7.1.  Grant of Restricted Stock Awards.  The Committee is authorized to grant Restricted Stock Awards to any Eligible Person in such amounts and subject to such terms and conditions as may be selected by the Committee. All Restricted Stock Awards shall be evidenced by an Award Agreement.

7.2.  Issuance and Restrictions.  The Shares underlying Restricted Stock Awards shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote the Shares or the right to receive dividends on the Shares). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

7.3 Forfeiture.  Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon Termination of employment during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Shares underlying a Restricted Stock Award that are at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to such Shares will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to such Shares.

7.4.  Certificates for Restricted Stock.  Shares granted as Restricted Stock Awards pursuant to this Plan may be evidenced in such manner as the Committee shall determine. If certificates representing the Shares are registered in the name of the Participant, the certificates must bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Shares.

7.5.  Transferability of Restricted Stock Awards.  Unless otherwise provided, Shares granted as Restricted Stock Awards pursuant to this Plan, and any interest therein, (i) will not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution or as consistent with the Award Agreement provisions relating thereto, and (ii) may not be made subject to execution, attachment or similar process, until such time as they vest in the Participant.

8.  UNRESTRICTED STOCK AWARDS.  The Committee may, in its sole discretion, grant (or sell at Fair Market Value or such other higher purchase price determined by the Committee) an Unrestricted Stock Award to any Participant pursuant to which such Participant may receive shares of Stock free of any restrictions under the Plan. Unless otherwise provided, Shares granted as Unrestricted Stock Awards pursuant to this Plan, and any interest therein, (i) will not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution or as consistent with the Award Agreement provisions relating thereto, and (ii) may not be made subject to execution, attachment or similar process, until such time as they vest in the Participant.

9.  PAYMENT FOR OPTION SHARE PURCHASES.

9.1.  Payment.  Payment for Shares purchased pursuant to an Option granted pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant at the discretion of the Administrator and where permitted by law, as follows:

9.1.1. Cancellation of Indebtedness.  By cancellation of indebtedness of the Company to the Participant.

9.1.2. Surrender of Shares.  By surrender of shares of Stock of the Company that have been owned by the Participant for more than six (6) months.

9.1.3. Cashless Exercise.  In accordance with the rules and procedures authorized by the Administrator for this purpose, an Option may also be exercised through a “cashless exercise” procedure authorized by the Administrator that permits Participants to exercise Options by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the Exercise Price and the amount of any required tax or other withholding obligations.

9.1.4. Combination of Methods.  By any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

10.  WITHHOLDING TAXES.

10.1.  Withholding Generally.  The Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local taxes and FICA withholding requirements prior to the delivery of any certificate or certificates for such Shares. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award, the disposition by a Participant or other person of Options or Shares of an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Non-qualified Stock Option, the Company shall have the right to require such Participant or such other person to pay by cash, or check payable to the Company, the amount of any such withholding with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable.

10.2.  Stock for Withholding.  To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such withholding tax, in whole or in part, with Stock, provided however, that to the extent required by applicable tax, securities and other laws and applicable accounting rules, such Shares have been held by the Participant for at least six (6) months, up to an amount not greater than the Company’s minimum statutory withholding rate for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income. The Administrator may exercise its discretion, by (i) directing the Company to apply shares of Stock to which the Participant is entitled as a result of the exercise of an Option, or (ii) delivering to the Company shares of Stock owned by the Participant (other than in connection with an option exercise triggering withholding taxes within the last six (6) months). A Participant who has made an election pursuant to this Section 10.2 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The shares of Stock so applied or delivered for the withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

11.  PROVISIONS APPLICABLE TO AWARDS.

11.1.  Acceleration.

11.1.1. Vesting and Lapse of Restrictions.  The Administrator may, in its sole discretion, at any time (including, without limitation, prior to, coincident with or subsequent to a Change of Control) determine that (a) all or a portion of a Participant’s Award(s) shall become fully or partially exercisable, and/or (b) all or a part of the restrictions on all or a portion of the outstanding Award(s) shall lapse, in each case, as of such date as the Administrator may, in its sole discretion, declare. The Administrator may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 11.1.1.

11.1.2. Awards Subject to Section 409A.  With respect to Awards that are subject to Section 409A of the Code, the Administrator shall not have the authority to accelerate or postpone the timing of payment or settlement of an Award in a manner that would cause such Award to become subject to the interest and penalty provisions under Section 409A of the Code.

11.2. Compliance with Section 162(m) of the Code.

11.2.1. In General.  At all times when the Administrator determines that compliance with Section 162(m) of the Code is required or desired, all Awards granted under this Plan to Named Executive Officers shall comply with the requirements of Section 162(m) of the Code. In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any Award or Awards under this Plan, the Administrator may make any adjustments it deems appropriate. Performance goals shall be established not later than ninety (90) days after the commencement of the period of service to which the performance goal relates, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code.

11.2.2. Named Executive Officers Restricted Stock Awards.  The Committee may issue Restricted Stock Awards, pursuant to this Section 11.2.2, to Named Executive Officers that vest based upon pre-established performance-based vesting goals (“162(m) Performance Goals”). A Restricted Stock Award issued pursuant to this Section 11.2.2 is hereinafter referred to as a “162(m) Award.” 162(m) Awards shall be deemed to be Restricted Stock Awards under this Plan and subject to the provisions of this Plan applicable to Restricted Stock Awards in addition to the provisions of this Section 11.2.2, Each 162(m) Award shall specify the maximum number of Shares of Common Stock covered by such 162(m) Award.

The Committee shall designate one or more business criteria (“Performance Criteria”) set forth in this Section 11.2.2 for purposes of establishing the 162(m) Performance Goals for each 162(m) Award. The Performance Criteria may be any of the following or a combination of any of the following performance criteria, applied either as to the Company as a whole, as to any Subsidiary or as to any business unit of the Company or any Subsidiary and measured on an actual or as adjusted basis applied on a quarterly, annual or cumulative basis or relative to pre-established targets, previous period results or a designated comparison group, in each case as specified by the Committee in the Award Agreement: (i) net income; (ii) net interest margin; (iii) earnings per share;

(iv) return on average equity; (v) return on average assets; (vi) market segment share; (vii) stock price; (viii) efficiency ratio; (ix) specific credit quality measures including but not limited to net chargeoffs and nonperforming assets; (x) deposit growth; or (xi) loan growth.

For each of the Performance Criteria established by the Committee as applicable to a 162(m) Award, the Committee shall designate a specific measurable 162(m) Performance Goal target, schedule or threshold against which actual performance is to be measured for purpose of determining the amount of vesting of a 162(m) Award. A Performance Goal may be expressed in any form as the Committee may determine including, but not limited to: (i) percentage growth; (ii) absolute growth; (iii) cumulative growth; (iv) performance in relation to an index; (v) performance in relation to peer company performance; (vi) a designated absolute amount; or (vii) per share or diluted share of Common Stock outstanding.

The Committee shall determine whether or the extent to which any 162(m) Performance Goal is achieved and may appropriately adjust any evaluation of performance to exclude, in whole or in part, any extraordinary non-recurring items, accruals for reorganization or restructuring events, asset write-downs, judgments, settlement amounts and expenses associated with litigation, and the effect of changes in tax laws or accounting principles. Following the end of a performance period related to a 162(m) Award, the Committee shall determine the level of achievement of the 162(m) Performance Goals for purposes of determining the performance-based vesting of the 162(m) Award, based on comparing actual performance for each 162(m) Performance Goal against the vesting schedule. The Committee shall certify by resolution that the performance-based vesting determination has been determined in accordance with the provisions of this Plan and the applicable Performance Goals. The Committee may rely in part upon an analysis made by the Company’s internal auditor or other independent accounting or compensation consultants.

162(m) Performance Goals must be determined not later than 90 days after the commencement of the period of service for performance-based vesting of the 162(m) Awards; however, in no event will a 162(m) Performance Goal be considered pre-established if it is established after 25% of the performance period has lapsed. 162(m) Performance Goals must be objective, meaning that a third party having knowledge of the relevant facts could determine whether the goal is met. The outcome of a 162(m) Performance Goal must be substantially uncertain at the time the 162(m) Performance Goal is established.

11.3.  Compliance with Section 409A of the Code.  At all times when the Administrator determines that compliance with Section 409A of the Code is required or desired, all Awards granted under this Plan shall comply with the requirements of Section 409A of the Code. In addition, in the event that changes are made to Section 409A of the Code to permit greater flexibility with respect to any Award or Awards under this Plan, the Administrator may make any adjustments it deems appropriate. Performance based compensation will be contingent on the satisfaction of preestablished organizational or individual performance criteria relating to a performance period of at least twelve (12) consecutive months in which the Eligible Person performs services. According to the regulations promulgated under Section 409A of the Code, organizational or individual performance goals will be considered preestablished if established in writing not later than ninety (90) days after the commencement of the period of service to which the performance goal relates, provided that the outcome is substantially uncertain at the time the criteria are established.

12. PRIVILEGES OF STOCK OWNERSHIP.  No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to a Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are granted pursuant to a Restricted Stock Award, any restrictions imposed by the Committee pursuant to Section 7.2 shall be enforceable according to the terms thereof and any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Shares underlying the Restricted Stock Award. Subject to Sections 19 and 20, no adjustment shall be made for dividends or other rights for which the record date is prior to the date title to the shares of Stock has been acquired by the Participant.

13. RESTRICTION ON SHARES.  At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement that the Participant not dispose of the Shares for a specified period of time, or that the Shares are subject to a right of first refusal or a right to repurchase at the Shares’ Fair Market Value at the time of sale. The terms and conditions of any such rights or other restrictions shall be set forth in the Award Agreement evidencing the Award.

14. CERTIFICATES.  All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

15. ESCROW, PLEDGE OF SHARES.  To enforce any restrictions on a Participant’s Shares, the Administrator may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Administrator will from time to time approve.

16.  SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

16.1.  Compliance With Applicable Laws.  An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the Grant Date and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (ii) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so. Upon exercising all or any portion of an Award, a Participant may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in such Shares to comply with applicable securities laws. Evidences of ownership of Shares acquired pursuant to an Award shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Award Agreement.

16.2.  Rule 16b-3 Exemption.  During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or the Administrator does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board or the Administrator, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board or the Administrator may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

17. NO OBLIGATION TO EMPLOY.  Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or to limit in any way the right of the Company to terminate such Participant’s employment or other relationship at any time, with or without cause.

18. ADJUSTMENT FOR CHANGES IN CAPITALIZATION.  The existence of outstanding Awards shall not affect the Company’s right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation’s capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company’s or any other corporation’s assets or business or any other corporate act whether similar to the events described above or otherwise. In any such event, Shares shall be adjusted pursuant to Section 4.2.

19.  DISSOLUTION, LIQUIDATION, MERGER.

19.1.  Company Not the Survivor.  In the event of a dissolution or liquidation of the Company, a merger, consolidation, combination or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company (as determined in the sole discretion of the Board), the Administrator, in its absolute discretion, may cancel each outstanding Award upon payment in cash to the Participant of the amount by which any cash and the fair market value of any other property which the Participant would have received as consideration for the Shares covered by the Award if the Award had been exercised before such liquidation, dissolution, merger, consolidation, combination, reorganization or sale exceeds the Exercise Price of the Award or negotiate to have such Award Agreement assumed or substantially equivalently replaced by the surviving corporation. In addition to the foregoing, in the event of a dissolution or liquidation of the Company, or a merger, consolidation, combination, or reorganization in which the Company is not the surviving corporation, or a sale or transfer of all or substantially all of the Company’s assets, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Award may be exercised, provided however, that the Change of Control provisions set forth in Section 20 will control with respect to acceleration in vesting in the event of a merger, consolidation, combination or reorganization that results in a change of control as so defined.

19.2.  Company is the Survivor.  In the event of a merger, consolidation, combination or reorganization in which the Company is the surviving corporation, the Board shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding awards of the acquired entity may be exercised, and the exercise price at which such awards may be exercised, and the limitations set forth in Section 4.3 shall not apply thereto. The Board shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan.

20. CHANGE OF CONTROL.  Upon a “change of control” in the Company, all outstanding Awards shall fully vest immediately upon the closing thereof. A “change of control” shall mean an event involving one transaction or a related series of transactions, in which (i) the Company issues securities equal to 50% or more of the Company’s issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership, limited liability company, or other entity, including a “group” within the meaning of Exchange Act Rule 13d-3, (ii) the Company issues voting securities equal to 50% or more of the issued and outstanding voting stock of the Company in connection with a merger, consolidation other business combination, (iii) the Company is acquired in a merger, consolidation, combination or reorganization in which the Company is not the surviving company, or (iv) all or substantially all of the Company’s assets are sold or transferred. The Administrator, in its discretion, may adjust the percentage of securities the Company may issue to constitute a change of control under (i) and (ii) in an individual Award Agreement.

21.  LIMITATION ON AWARDS.

21.1 Section 280G of the Code.  Notwithstanding any other provisions of this Plan and unless provided otherwise in the Award Agreement, if the right to receive or benefit from an Award under this Plan, either alone or together with payments that a Participant has a right to receive from the Company, would constitute a “parachute payment” (as defined in Section 280G of the Code), all such payments shall be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by Section 4999 of the Code.

21.2 Section 409A of the Code.  If any provision of the Plan or an Award Agreement contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of the Plan or any Award Agreement shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. Moreover, any discretionary authority that the Administrator may have pursuant to the Plan shall not be applicable to an Award that is subject to Section 409A of the Code to the extent such discretionary authority will contravene Section 409A of the Code or the Treasury guidance promulgated thereunder.

22. REPRICING.  Neither the Board nor the Committee shall the authority to (i) effect the repricing of Options under the Plan or (ii) cancel any Options under the Plan and grant in substitution therefore new Options having an exercise price per share less than the exercise price per share of the cancelled Stock Options, without the approval of the shareholders of the Company.

23. LOANS.  Neither the Board nor the Committee may extend one or more loans in connection with the exercise or receipt of an Award granted or awarded under the Plan. No loan shall be made to an Optionee or Grantee to the extent such loan shall result in an extension or maintenance of credit, an arrangement for the extension of credit or a renewal of an extension of credit in the form of a personal loan that is prohibited by Section 13(k) of the Exchange Act or other applicable law.

24.  TERMINATION; AMENDMENT.

24.1.  Plan.  The Board may amend, suspend or terminate this Plan at any time and from time to time, for any reason as it deems advisable except that any amendment (i) to increase the number of shares of Common Stock issuable pursuant to this Plan, (ii) to expand the group of persons eligible to receive Awards, (iii) to authorize the amendment of any Option to reduce its Exercise Price (except as required by Section 4.2), (iv) to permit the cancellation and replacement of any Option with the grant of an Award having a lesser per share exercise price (except as required by Section 4.2) or (v) otherwise required to be approved by the shareholders of the Company under any applicable law, accounting principle or listing requirement, shall only become effective if and when such amendment is approved by the shareholders of the Company. Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the shareholders even if such approval is not expressly required by this Plan or by law. No Awards shall be made after the termination of the Plan.

24.2.  Awards.  At any time and from time to time, the Administrator may amend, modify or terminate any outstanding Award or Award Agreement without approval of the Participant; provided however, that the original term of any Option may not be extended. No termination, amendment or modification of the Plan shall adversely affect any Award previously granted under the Plan without the written consent of the Participant.

24.3.  Technical Amendments.  Notwithstanding any provision herein to the contrary, the Administrator shall have broad authority to amend the Plan or any outstanding Award under the Plan without approval of the Participant to the extent necessary or desirable (i) to comply with, or take into account changes in, applicable tax laws, securities laws, accounting rules and other applicable laws, rules and regulations, or (ii) to ensure that an Award is not subject to interest and penalties under Section 409A of the Code or the excise tax imposed by Section 4999 of the Code.

25. GOVERNING LAW.  This Plan and the rights of all persons under this Plan shall be construed in accordance with and under applicable provisions of the laws of the State of Washington.

26.  DEFINITIONS.  As used in this Plan, the following terms will have the following meanings:

26.1. “Affiliate” means any Subsidiary and any person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

26.2. “Award” means, individually and collectively, any award under this Plan, including the grant of any Option, Restricted Stock Award or Unrestricted Stock Award.

26.3. “Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

26.4. “Board” means the Board of Directors of the Company.

26.5. “Code” means the Internal Revenue Code of 1986, as amended from time to time.

26.6. “Committee” means the Committee of the Board appointed by the Board to administer this Plan.

26.7. “Company” means AmericanWest Bancorporation, a Washington corporation, and its subsidiaries, or any successor corporation.

26.8. “Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code, provided that no employee shall be a Covered Employee until the deduction limitations of Section 162(m) of the Code are applicable to the Company and any reliance period under Treasury Regulation Section 1.162-27(f) has expired.

26.9. “Disability” means a disability covered under a long-term disability plan of the Company applicable to a Participant. The Administrator may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, (i) with respect to an Incentive Stock Option, Disability shall mean permanent and total disability as defined in Section 22(e)(3) of the Code and (ii) to the extent an Award is subject to Section 409A of the Code, and payment or settlement of the Award is to be accelerated solely as a result of the Participant’s Disability, Disability shall have the meaning ascribed thereto under Section 409A of the Code and the Treasury guidance promulgated thereunder.

26.10. “Effective Date” has the meaning set forth in Section 2.

26.11. “Eligible Person” means, in the case of the grant of an Incentive Stock Option, all employees of the Company or a Subsidiary of the Company and, in the case of a Non-qualified Stock Option, Restricted Stock Awards and Unrestricted Stock Awards, any director, officer or employee of the Company or other person who, in the opinion of the Committee, is rendering valuable services to the Company including, without limitation, an independent contractor, outside consultant or advisor to the Company.

26.12. “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time and any successor statute.

26.13. “Exercise Agreement” has the meaning set forth in Section 6.2.4.

26.14. “Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

26.15. “Fair Market Value” means the fair market value of the Stock at the date of grant (or such other date as may be expressly specified herein) as determined in good faith by the Administrator. By way of illustration, but not limitation, for the purpose of this Section 26.15, good faith shall be met if the Administrator employs the following methods:

(i) Listed Stock.  If the Stock is traded on any established stock exchange or quoted on a national market system, fair market value shall be the closing sales price for the Stock as quoted on that stock exchange or system for the date the value is to be determined (the “Value Date”) as reported in The Wall Street Journal or a similar publication. If no sales are reported as having occurred on the Value Date, fair market value shall be that closing sales price for the last preceding trading day on which sales of Stock is reported as having occurred. If no sales are reported as having occurred during the five (5) trading days before the Value Date, fair market value shall be the closing bid for Stock on the Value Date. If Stock is listed on multiple exchanges or systems, fair market value shall be based on sales or bids on the primary exchange or system on which Stock is traded or quoted.

(ii) Stock Quoted by Securities Dealer.  If Stock is regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, fair market value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, fair market value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.

(iii) No Established Market.  If Stock is not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Administrator will determine fair market value in good faith. The Administrator will consider the following factors, and any others it considers significant, in determining fair market value: (X) the price at which other securities of the Company have been issued to purchasers other than employees, directors, or consultants, (Y) the Company’s net worth, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (Z) any other relevant factors, including the economic outlook for the Company and the Company’s industry, the Company’s position in that industry, the Company’s goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

(iv) Additional Valuation.  Methods for Publicly Traded Companies. Any valuation method permitted under Section 20.2031-2 of the Estate Tax Regulations.

(v) Non-Publicly Traded Stock.  For non-publicly traded stock, the fair market value of the Stock at the Grant Date based on an average of the fair market values as of such date set forth in the opinions of completely independent and well-qualified experts (the Participant’s status as a majority or minority shareholder may be taken into consideration).

Regardless of whether the Stock offered under the Award is publicly traded, a good faith attempt under this Section 26.15 shall not be met unless the fair market value of the Stock on the Grant Date is determined with regard to nonlapse restrictions (as defined in Section 1.83-3(h) of the Treasury Regulations) and without regard to lapse restrictions (as defined in Section 1.83-3(i) of the Treasury Regulations).

26.16. “Grant Date” with respect to an Award means the date the Administrator approves the grant of the Award. However, if the Administrator specifies that an Award’s Grant Date is a future date or the date on which a condition is satisfied, the Grant Date for such Award is that future date or the date that the condition is satisfied.

26.17. “Incentive Stock Option” means an option which is an option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

26.18. “Maximum Number” has the meaning set forth in Section 4.1.

26.19. “Named Executive Officer” means, if applicable, a Participant who, as of the date of vesting and/or payout of an Award is one of the group of “covered employees,” as defined in the regulations promulgated under Section 162(m) of the Code, or any successor statute.

26.20. “Non-qualified Stock Option” means an option that is designated a Non-qualified Stock Option.

26.21. “Officer” means an officer of the Company and an officer who is subject to Section 16 of the Exchange Act.

26.22. “Option” means an award of an option to purchase Shares pursuant to Section 6.

26.23. “Optionee” means the holder of an Option.

26.24. “Participant” means a person who receives an Award under this Plan.

26.25. “Plan” means this 2006 Equity Incentive Plan, as amended from time to time.

26.26. “Restricted Stock Award” means an award of Shares pursuant to Section 7.

26.27. “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

26.28. “SEC” means the Securities and Exchange Commission.

26.29. “Securities Act” means the Securities Act of 1933, as amended from time to time.

26.30. “Shares” means shares of the Company’s Common Stock reserved for issuance under this Plan, as adjusted pursuant to Section 4, and any successor security.

26.31. “Stock” means the Common Stock, no par value, of the Company, and any successor entity.

26.32. “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

26.33. “Ten Percent Stockholder” has the meaning set forth in Section 6.2.2.

26.34. “Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator; provided, that such leave is for a period of not exceeding three (3) months or, if longer, so long as reemployment with the Company and the Subsidiary granting the option or the corporation assuming or substituting an option under Section 1.424-1(a) upon the expiration of such leave is guaranteed by contract or statute.

26.35. “Unrestricted Stock Award” means an award of Shares pursuant to Section 8.

APPENDIX B

Proposed amendment to the AmericanWest Bancorporation Amended and Restated
Articles of Incorporation to authorize the issuance of up to 5,000,000 shares of preferred stock (Proposal 3)

Assuming that shareholders approve Proposal 3, Article IV, the following amendments will be made to the Company’s Amended and Restated Articles of Incorporation:

1. Sections 1 and 2 of Article IV of the Amended & Restated Articles of Incorporation of AmericanWest Bancorporation shall be deleted and replaced to read, in their entirety, as follows:

Section 1.  The capital stock of this corporation consists of fifty million shares of Common Stock and five million shares of Preferred Stock. The Common Stock and Preferred Stock shall have no par value. The Preferred Stock may be further divided into one or more series of Preferred Stock. Each series of Preferred Stock will have the preferences, limitations and relative rights as may be set forth for such series either in these Articles or in an amendment to these Articles (“Preferred Stock Designation”). Except as may otherwise be provided in a Preferred Stock Designation, all shares of each class of Preferred Stock will have preferences, limitations and relative rights identical to those of all other shares of the same class. All shares of a series of Preferred Stock will have preferences, limitations and relative rights identical to those of all other shares of that series of Preferred Stock.

Section 2.  Each share of Common Stock, when issued, shall be entitled to one vote. Cumulative voting for directors shall not be allowed.

2. Section 6 shall be added to Article IV of the Amended & Restated Articles of Incorporation of AmericanWest Bancorporation to read, in its entirety, as follows:

Section 6.  The Board of Directors of this corporation is expressly authorized to designate, from time to time by resolution duly adopted, the preferences, limitations and relative rights of one or more series of Preferred Stock. A Preferred Stock Designation by the Board of Directors may set forth, with respect to the shares of the series of Preferred Stock so designated, the following preferences, limitations and relative rights:

(a) Voting. The voting rights of the shares of that series of Preferred Stock, including whether the shares have special, conditional or limited voting rights. Alternatively, the Preferred Stock Designation may include a statement to the effect that the shares of that series of Preferred Stock are “nonvoting” except to the extent voting rights are required by the Washington Business Corporation Act.

(b) Dividends. The dividend rate and preference, if any, of the shares of that series of Preferred Stock. The Preferred Stock Designation will also state (i) whether the dividend rights of shares of that series of Preferred Stock are cumulative, noncumulative or partially cumulative and (ii) whether or not the shares of that series of Preferred Stock will participate in any dividends that may be declared with respect to the Common Stock.

(c) Liquidations. The amount of the liquidation preference, if any, of the shares of that series of Preferred Stock. The Preferred Stock Designation will also state whether or not and, if so, when the shares of that series of Preferred Stock will participate with the Common Stock in any liquidating distributions.

(d) Redemption. Whether the shares of that series of Preferred Stock are redeemable at the option of the corporation, at the option of the holder of the shares or another person or upon the occurrence of a designated event and whether the redemption price for the shares of that series of Preferred Stock will be a designated amount or determined by a designated formula or by reference to an extrinsic event or extrinsic data, whether the redemption price for the shares of such series of Preferred Stock will be paid in cash, indebtedness or other property. The Preferred Stock Designation will also state (i) the terms and conditions, if any, of any redemption, (ii) the procedures for effecting any redemption and (iii) whether or not and, if so, where and in what manner a sinking fund must be created by the corporation for the purpose of funding any redemption.

(e) Conversion. Whether the shares of that series of Preferred Stock are convertible at the option of the corporation, at the option of the holder of the shares or another person or upon the occurrence of a designated event into other securities of the corporation in a designated amount or in an amount determined by a

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designated formula or by reference to an extrinsic event or extrinsic data. The Preferred Stock Designation will also state the terms and conditions of the conversion, if any, and the procedures for effecting such a conversion.

(f) Other Terms. Such other preferences, limitations and relative rights as the Board of Directors of the corporation may determine.

Every Preferred Stock Designation must identify a series of Preferred Stock in a manner that will distinguish that series from all other series of Preferred Stock and from the undesignated Preferred Stock. The Preferred Stock Designation must also set forth the number of shares to be included in that series. All shares of that series that are thereafter redeemed, converted or, if so provided in the Preferred Stock Designation, remain unissued on a designated date or on the occurrence of an event will cease to be of that series and will automatically become undesignated Preferred Stock.

Any Preferred Stock Designation adopted by the Board of Directors of the corporation pursuant to this Section 6 of Article IV will constitute articles of amendment to these Articles of Incorporation and will become effective, without shareholder action, upon filing as prescribed by the Washington Business Corporation Act. No shares of Preferred Stock or of a series of Preferred Stock may be issued by the corporation prior to the filing of articles of amendment determining the preferences, limitations and relative rights of such shares.

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